Prospectus

ILA Cash Management Shares

August 1, 2000

GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

■	Prime Obligations Portfolio

■	Money Market Portfolio

■	Treasury Obligations Portfolio

■	Treasury Instruments Portfolio

■	Government Portfolio

■	Federal Portfoli o

■	Tax-Exempt Diversified Portfolio

■	Tax-Exempt California Portfolio

■	Tax-Exempt New York Portfolio

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:

The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:
■
Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.

■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:
■
Establish weighted average maturity (WAM) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.

■
Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.

■
Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3.	Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:
■	Each Fund’s clients and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the IBC Financial Data Universal Averages. Each Fund tracks the IBC Index which best corresponds to the Fund’s eligible investments.

GENERAL INVESTMENT MANAGEMENT APPROACH

■
The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Portfolios.

■	Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios.

■	Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

■
The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.

■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).

■
Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios’ objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio’ s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.

■
Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

Taxable and Tax-Advantaged Funds:

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Treasury Obligations Portfolio pursues its investment objective by investing in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Portfolio pursues its investment objective by investing in U.S. Government Securities and repurchase agreements relating to such securities.

The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

Tax-Exempt Funds:

The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively, by investing in instruments the interest on which is exempt from these taxes. (These instruments are called “California instruments” and “New York instruments” in this Prospectus.)

The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

Fund	U.S. Treasury Obligations	U.S. Government Securities	Bank Obligations	Commercial Paper

Prime Obligations	■ [1]	■	■	■
U.S. banks only [2]

Money Market	■ [1]	■	■	■
			Over 25% of total assets must be invested in U.S.and foreign (US$) banks [3]	U.S. and foreign (US$) commercial paper

Treasury Obligations	■ [4]

Treasury Instruments	■ [4]

Government	■ [1]	■

Federal	■ [1]	■

Tax-Exempt Diversified				■
Tax-exempt only

Tax-Exempt California				■
Tax-exempt only

Tax-Exempt New York				■
Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

1	Issued or guaranteed by the U.S. Treasury.
2	Including foreign branches of U.S. banks.
3
If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.

4	Issued by the U.S. Treasury.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term Obligations of Corporations and Other Entities	Repurchase Agreements	Asset-Backed and Receivables-Backed Securities [5]	Foreign Government Obligations (US$)

■	■	■
U.S. entities only

■	■	■	■ [6]
U.S. and foreign (US$) entities

■

■

■
(Does not intend to invest)

5	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
6
The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

Investment Policies Matrix continued

Fund	Taxable Municipals	Tax-Exempt Municipals	Custodial Receipts	Unrated Securities [9]	Investment Companies

Prime Obligations	■ [7]		■	■	■ Up to 10% of total assets in other investment companies

Money Market	■ [7]		■	■	■ Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government					■ Up to 10% of total assets in other investment companies

Federal

Tax-Exempt Diversified		■ At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances) [8]	■	■	■ Up to 10% of total assets in other investment companies

Tax-Exempt California		■ At least 80% of net assets in tax-exempt municipal obligations and at least 65% of total assets in California instruments (except in extraordinary circumstances) [8]	■	■	■ Up to 10% of total assets in other investment companies

Tax-Exempt New York		■ At least 80% of net assets in tax-exempt municipal obligations and at least 65% of total assets in New York instruments (except in extraordinary circumstances) [8]	■	■	■ Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

7	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
8
Ordinarily expect that 100% of a Fund’s portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.

9
To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

10	If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund’s net assets under normal market conditions.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private Activity Bonds	Credit Quality [9]	Summary of Taxation for Distributions [14]	Miscellaneous

■	First Tier [12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

■	First Tier [12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier [12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier [12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted

	First Tier [12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier [12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■ (Does not intend to invest) [10,11]	First [12] or Second Tier [13]	Tax-exempt federal and taxable state [16]	May (but does not currently intend to)
invest up to 20% in securities subject to
AMT and may temporarily invest in the taxable
money market instruments described herein.
Reverse repurchase agreements not permitted.

■ (Does not intend to invest) [10,11]	First [12] or Second Tier [13]	Tax-exempt federal and California State	May (but does not currently intend to)
invest up to 20% in AMT securities
and may temporarily invest in the taxable
money market instruments described herein.
Reverse repurchase agreements not permitted.

■ (not more than 20% of net assets) [11]	First [12] or Second Tier [13]	Tax-exempt federal, New York State and New York City	May invest up to 20% in AMT securities and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

11   No more than 25% of the value of a Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
12   First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
13   Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
14   See “Taxation” for an explanation of the tax consequences summarized in the table above.
15   Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.

16   Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

• Applicable — Not Applicable	Prime Obligations Portfolio	Money Market Portfolio	Treasury Obligations Portfolio	Treasury Instruments Portfolio

NAV	•	•	•	•

Interest Rate	•	•	•	•

Credit/Default	•	•	•	•

Liquidity	•	•	•	•

U.S. Government Securities	•	•	—	—

Concentration	—	—	—	—

Foreign	—	•	—	—

Banking Industry	—	•	—	—

Tax	—	—	—	—

California/New York	—	—	—	—

PRINCIPAL RISKS OF THE FUNDS

Government Portfolio	Federal Portfolio	Tax-Exempt Diversified Portfolio	Tax-Exempt California Portfolio	Tax-Exempt New York Portfolio

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	—	—	—

—	—	•	•	•

—	—	—	—	—

—	—	—	—	—

—	—	•	•	•

—	—	—	•	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■
Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.

■
Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.

■
Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

■
U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

■
Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.

■
Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

PRINCIPAL RISKS OF THE FUNDS

Risks that apply to the Tax-Exempt Funds:

■
Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

■
Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of these investments.

■
California/New York Risks— The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest at least 65% of their total assets in California municipal obligations and New York municipal obligations, respectively. The investments of these Funds will, therefore, be affected by political and economic developments within these states, and by the financial condition of these states, their public authorities and political sub-divisions. If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. The Tax-Exempt California and Tax-Exempt New York Portfolios are classified as “non-diversified” for regulatory purposes. See Appendix A in this Prospectus for more information concerning the risks of investing in California and New York.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

Cash Management Shares of the Treasury Obligations, Treasury Instruments and Federal Portfolios have less than one calendar year’s performance. For this reason, the performance information shown below is for another class of shares (ILA Service Shares) that is not offered in this Prospectus but would have similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. In reviewing this performance information, however, you should be aware that ILA Service Shares have a 0.40% (annualized) service fee while Cash Management Shares bear distribution and service fees at 0.57% net of voluntary waivers. If the expenses of the Cash Management Shares were reflected, performance would be reduced.

The bar chart and table below provide an indication of the risks of investing in a Fund by showing, with respect to the Prime Obligations, Money Market, Government, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios: (a) changes in the performance of each Fund’s ILA Cash Management Shares from year to year; and (b) the average annual returns of each Fund’s ILA Cash Management Shares. With respect to the Treasury Obligations, Treasury Instruments and Federal Portfolios, the bar chart and table show: (a) changes in the performance of each Fund’s ILA Service Shares from year to year; and (b) the average annual returns of each Fund’s ILA Service Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

FUND PERFORMANCE

Prime Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’99 1.15% Worst Quarter Q2 ’99 0.99%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	4.30%	4.47%

Money Market Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’99 1.17% Worst Quarter Q2 ’99 1.00%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	4.32%	4.48%

FUND PERFORMANCE

Treasury Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR (Service Shares)

Best Quarter Q1 ’91 1.51% Worst Quarter Q2 ’93 0.60%

5.48%
3.24%
2.48%
3.49%
5.31%
4.69%
4.84%
4.73%
4.22%
1991
1992
1993
1994
1995
1996
1997
1998
1999

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	5 Years	Since Inception

Service Shares (Inception 6/1/90)	4.22%	4.76%	4.47%

Treasury Instruments Portfolio

TOTAL RETURN	CALENDAR YEAR (Service Shares)

Best Quarter Q2 ’95 1.35% Worst Quarter Q2 ’93 0.62%

3.13%
2.57%
3.59%
5.28%
4.68%
4.75%
4.54%
3.96%
1992
1993
1994
1995
1996
1997
1998
1999

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	5 Years	Since Inception

Service Shares (Inception 1/30/91)	3.96%	4.64%	4.19%

FUND PERFORMANCE

Government Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’99 1.13% Worst Quarter Q2 ’99 0.96%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	4.18%	4.35%

Federal Portfolio

TOTAL RETURN	CALENDAR YEAR (Service Shares)

Best Quarter Q2 ’95 1.37% Worst Quarter Q1 ’94 0.66%

3.69%
5.41%
4.83%
4.98%
4.83%
4.39%
1994
1995
1996
1997
1998
1999

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	5 Years	Since Inception

Service Shares (Inception 5/15/93)	4.39%	4.89%	4.48%

FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’99 0.66% Worst Quarter Q1 ’99 0.49%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	2.30%	2.43%

Tax-Exempt California Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’99 0.58% Worst Quarter Q1 ’99 0.43%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	2.02%	2.12%

FUND PERFORMANCE

Tax-Exempt New York Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’99 0.64% Worst Quarter Q1 ’99 0.44%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	2.17%	2.29%

Fund Fees and Expenses (Cash Management Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Cash Management Shares of a Fund.

	Prime Obligations Portfolio	Money Market Portfolio	Treasury Obligations Portfolio

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]

Management Fees	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees [2]	0.07%	0.07%	0.07%
Service Fees [3]	0.50%	0.50%	0.50%
Other Expenses [4]	0.08%	0.06%	0.07%

Total Fund Operating Expenses [5]	1.00%	0.98%	0.99%

	Treasury Instruments Portfolio	Government Portfolio	Federal Portfolio

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]

Management Fees	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees [2]	0.07%	0.07%	0.07%
Service Fees [3]	0.50%	0.50%	0.50%
Other Expenses [4]	0.08%	0.10%	0.06%

Total Fund Operating Expenses [5]	1.00%	1.02%	0.98%

FUND FEES AND EXPENSES

	Tax-Exempt Diversified Portfolio	Tax-Exempt California Portfolio	Tax-Exempt New York Portfolio

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]

Management Fees	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees [2]	0.07%	0.07%	0.07%
Service Fees [3]	0.50%	0.50%	0.50%
Other Expenses [4]	0.07%	0.07%	0.09%

Total Fund Operating Expenses [5]	0.99%	0.99%	1.01%

1 The annual operating expenses of the Treasury Obligations, Treasury Instruments and Federal Portfolios are estimated. The annual operating expenses of all other Portfolios are based on actual expenses.
2 Goldman Sachs has voluntarily agreed to limit a portion of the distribution and service fees attributable to Cash Management Shares of each Fund equal to 0.07%. The waiver may be terminated at any time at the option of Goldman Sachs. If this occurs, the distribution and service fees attributable to Cash Management Shares of each Fund will increase to 0.50% of each Fund’s average daily net assets.
3 Service Organizations may charge other fees directly to their customers who are the beneficial owners of Cash Management Shares in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
4 “Other Expenses” include transfer agency fees equal to 0.04% of the average daily net assets of each Fund’s Cash Management Shares plus all other ordinary expenses not detailed above.
5 The Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” of each Fund (excluding taxes, interest, brokerage fees, litigation, indemnification, distribution fees, service fees and other extraordinary expenses) to 0.43% of each Fund’s average daily net assets. As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Government Portfolio and Tax-Exempt New York Portfolio which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

Fund Fees and Expenses continued

	Government Portfolio	Tax-Exempt New York Portfolio

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):
Management Fees	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.07%	0.07%
Service Fees	0.50%	0.50%
Other Expenses	0.08%	0.08%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.00%	1.00%

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Cash Management Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$146	$452	$782	$1,713

Money Market	$144	$446	$771	$1,691

Treasury Obligations	$145	$449	$776	$1,702

Treasury Instruments	$146	$452	$782	$1,713

Government	$148	$459	$792	$1,735

Federal	$144	$446	$771	$1,713

Tax-Exempt Diversified	$145	$449	$776	$1,702

Tax-Exempt California	$145	$449	$776	$1,702

Tax-Exempt New York	$147	$456	$787	$1,724

Service Organizations that invest in Cash Management Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Cash Management Shares may receive other compensation in connection with the sale and distribution of Cash Management Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

Service Providers

INVESTMENT ADVISER

As of September 1, 1999, the Investment Management Division (“IMD”) was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of June 30, 2000, GSAM, along with other units of IMD, had assets under management of $270.8 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:
■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

Fund	Contractual Rate	Actual Rate For the Fiscal Year Ended December 31, 1999

Prime Obligations	0.35%	0.35%

Money Market	0.35%	0.35%

Treasury Obligations	0.35%	0.35%

Treasury Instruments	0.35%	0.35%

Government	0.35%	0.35%

Federal	0.35%	0.35%

Tax-Exempt Diversified	0.35%	0.35%

Tax-Exempt California	0.35%	0.35%

Tax-Exempt New York	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

YEAR 2000

Goldman Sachs spent a total of approximately $185 million over the past several years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material disruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:
■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Cash Management Shares.

HOW TO BUY SHARES

How Can I Purchase Cash Management Shares Of The Funds?

Generally, Cash Management Shares may be purchased only through institutions that have agreed to provide account administration and personal and account maintenance services to their customers who are the beneficial owners of Cash Management Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Cash Management Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds
4900 Sears Tower - 60th Floor
Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

Service Organizations may send their payments as follows:
■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■
Send a check or Federal Reserve draft payable to Goldman Sachs Funds -  (Name of Fund and Class of Shares), 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Taxable and Tax-Advantaged Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Tax-Exempt Funds:
■ By 1:00 p.m. New York time	Same business day
■ After 1:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Cash Management Shares:
■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers
■	Responding to inquiries from prospective and existing shareholders
■	Assisting customers with investment procedures
■	Developing, maintaining and supporting systems necessary to support accounts for cash management services

In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■
A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.

■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Cash Management Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Cash Management Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Cash Management Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

The Funds do not have any minimum purchase or account requirements with respect to Cash Management Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Cash Management Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Cash Management Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Cash Management Shares is determined by a Fund’s NAV. The Funds calculate NAV as follows:

NAV	=	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

■
NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.

■
On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permitted by the SEC.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able to at all times maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell Cash Management Shares Of The Funds?

Generally, Cash Management Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Cash Management Shares upon request on any business day at their NAV next determined after receipt of such request in proper form.

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

SHAREHOLDER GUIDE

By Writing:	Goldman Sachs Funds
4900 Sears Tower - 60th Floor
Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■
Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Taxable and Tax-Advantaged Funds:

■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received

■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Exempt Funds:

■ By 12:00 p.m. New York time	Wired same business day	Not earned on day request is received

■ After 12:00 p.m. New York time	Wired next business day	Earned on day request is received

■
Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■
Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Should I Know About The Check Redemption Privilege?

A Service Organization may elect to have a special account with State Street for the purpose of redeeming Cash Management Shares from its account by check. The following general policies govern the check redemption privilege:

■
The Service Organization will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.

■	The payee of the check may cash or deposit it just like any other check drawn on a bank.

SHAREHOLDER GUIDE

■	When the check is presented to State Street for payment, a sufficient number of full or fractional Cash Management Shares will be redeemed to cover the amount of the check.
■	Canceled checks will be returned to the Service Organization by State Street.
■
The check redemption privilege allows a Service Organization to receive the dividends declared on the Cash Management Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.

■
If the amount of the check is greater than the value of the Cash Management Shares held in the Service Organization’s account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.

■	The Trust reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■
Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:
■
Redeem the Cash Management Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.

■	Redeem your Cash Management Shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?

A Service Organization may exchange Cash Management Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower - 60th Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■
All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

■	Telephone exchanges normally will be made only to an identically registered account.
■
Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

SHAREHOLDER GUIDE

■
Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Cash Management Shares?

Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Cash Management Shares in accordance with the rules that apply to their accounts with the Service Organizations.

What Are The Distribution Fees Paid By Cash Management Shares?

The Trust has adopted a distribution and service plan (the “Plan”) under which Cash Management Shares bear distribution and service fees for the sale and distribution of its shares. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

Under the Plan, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.50% of a Fund’s average daily net assets attributed to Cash Management Shares. Currently, Goldman Sachs has voluntarily agreed to limit the amount of such fees to 0.07% of a Fund’s average daily net assets attributed to Cash Management Shares. As of the date of this Prospectus, Goldman Sachs has no intention of modifying or discontinuing such limitation, but may do so in the future at its discretion.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
■	Compensation paid to and expenses incurred by Service Organizations, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Service Organizations;

■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Cash Management Shares.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions:    Except for the Tax-Exempt Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information:    When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”)); or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of a certain Funds, foreign issuers.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest consist of fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1 /3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of funda mental policy, at least 65% of each of the Tax-Exempt California and Tax-Exempt New York Portfolio’s total assets will be invested in California and New York municipal obligations, except in extraordinary circumstances.

For these purposes, California and New York municipal obligations are obligations issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios’ distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be subject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio’s investments can be affected by political and economic developments within the State of California (the “State”), and by the financial condition of the State, its public authorities and political subdivisions. After suffering a severe recession in the early 1990’s which caused the State to experience financial difficulties, California’s economy entered a sustained recovery since late 1993. The State’s budget has returned to a positive balance and is generating substantial surpluses. California’s long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal obligations. Also, the ultimate fiscal effect of federally-mandated reform of welfare programs on the State and its local governments is still to be resolved.

These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Additional Statement.

The Tax-Exempt New York Portfolio’s investments will be affected by political and economic developments within the State of New York (the “State”), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the “City”). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2000 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund’s holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). As of the date of this Prospectus, the Cash Management Shares of Treasury Obligations, Treasury Instruments and Federal Portfolios had not commenced operations.

PRIME OBLIGATIONS PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distributions to unit/ shareholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.05	$(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - ILA B units	1.00	0.04	(0.04)
1999 - ILA C units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - ILA B units	1.00	0.04	(0.04)
1998 - ILA C units	1.00	0.04	(0.04)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)
1997 - ILA B units	1.00	0.04	(0.04)
1997 - ILA C units (commenced August 15)	1.00	0.04	(0.04)

1996 - ILA units	1.00	0.05	(0.05)
1996 - ILA Administration units	1.00	0.05	(0.05)
1996 - ILA Service units	1.00	0.05	(0.05)
1996 - ILA B units (commenced May 8)	1.00	0.03	(0.03)

1995 - ILA units	1.00	0.06	(0.06)
1995 - ILA Administration units	1.00	0.06	(0.06)
1995 - ILA Service units	1.00	0.05	(0.05)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c	Annualized.

APPENDIX B

								Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]		Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets

$1.00	4.90%		$1,095,109	0.43%		4.79%		0.43%		4.79%
1.00	4.74		40,850	0.58		4.65		0.58		4.65
1.00	4.48		92,975	0.83		4.33		0.83		4.33
1.00	3.86		19,444	1.43		3.83		1.43		3.83
1.00	3.86		7,436	1.43		3.76		1.43		3.76
1.00	4.30		1	1.00		4.44		1.43		4.01

1.00	5.32		837,185	0.43		5.19		0.43		5.19
1.00	5.16		38,836	0.58		5.05		0.58		5.05
1.00	4.90		119,309	0.83		4.79		0.83		4.79
1.00	4.27		14,412	1.43		4.07		1.43		4.07
1.00	4.27		6,814	1.43		4.13		1.43		4.13
1.00	4.69	[c]	2	0.93	[c]	4.81	[c]	1.43	[c]	4.31	[c]

1.00	5.38		866,445	0.42		5.24		0.43		5.23
1.00	5.22		28,110	0.57		5.11		0.58		5.10
1.00	4.96		78,316	0.82		4.85		0.83		4.84
1.00	4.33		1,574	1.42		4.33		1.43		4.32
1.00	4.41	[c]	1,897	1.42	[c]	4.39	[c]	1.43	[c]	4.38	[c]

1.00	5.22		1,154,787	0.41		5.11		0.43		5.09
1.00	5.06		23,738	0.56		4.97		0.58		4.95
1.00	4.80		84,707	0.81		4.74		0.83		4.72
1.00	3.97	[c]	346	1.41	[c]	4.09	[c]	1.43	[c]	4.07	[c]

1.00	5.79		1,261,251	0.41		5.66		0.43		5.64
1.00	5.63		63,018	0.56		5.51		0.58		5.49
1.00	5.37		227,233	0.81		5.22		0.83		5.20

MONEY MARKET PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distributions to unit/ shareholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.05	$(0.05)

1999 - ILA Administration units	1.00	0.05	(0.05)

1999 - ILA Service units	1.00	0.04	(0.04)

1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)

1998 - ILA Administration units	1.00	0.05	(0.05)

1998 - ILA Service units	1.00	0.05	(0.05)

1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)

1997 - ILA Administration units	1.00	0.05	(0.05)

1997 - ILA Service units	1.00	0.05	(0.05)

1996 - ILA units	1.00	0.05	(0.05)

1996 - ILA Administration units	1.00	0.05	(0.05)

1996 - ILA Service units	1.00	0.05	(0.05)

1995 - ILA units	1.00	0.06	(0.06)

1995 - ILA Administration units	1.00	0.06	(0.06)

1995 - ILA Service units	1.00	0.05	(0.05)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c	Annualized.

APPENDIX B

					Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]	Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets	Ratio of net investment income to average net assets

$1.00	4.92%	$1,346,765	0.41%	4.80%	0.41%	4.80%

1.00	4.76	6,961	0.56	4.64	0.56	4.64

1.00	4.50	383,932	0.81	4.42	0.81	4.42

1.00	4.32	2	0.98	4.37	1.41	3.94

1.00	5.33	1,350,317	0.40	5.17	0.43	5.14

1.00	5.17	314,327	0.55	5.04	0.58	5.01

1.00	4.91	32,349	0.80	4.79	0.83	4.76

1.00	4.69 [c]	2	0.90 [c]	4.80 [c]	1.43 [c]	4.27 [c]

1.00	5.43	806,096	0.37	5.31	0.42	5.26

1.00	5.28	307,480	0.52	5.15	0.57	5.10

1.00	5.01	20,517	0.77	4.90	0.82	4.85

1.00	5.27	703,097	0.36	5.15	0.43	5.08

1.00	5.12	257,258	0.51	5.00	0.58	4.93

1.00	4.86	28,845	0.76	4.75	0.83	4.68

1.00	5.85	574,155	0.36	5.71	0.42	5.65

1.00	5.69	164,422	0.51	5.55	0.57	5.49

1.00	5.43	23,080	0.76	5.29	0.82	5.23

TREASURY OBLIGATIONS PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distributions to unitholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.05	$(0.05)

1999 - ILA Administration units	1.00	0.04	(0.04)

1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)

1998 - ILA Administration units	1.00	0.05	(0.05)

1998 - ILA Service units	1.00	0.05	(0.05)

1997 - ILA units	1.00	0.05	(0.05)

1997 - ILA Administration units	1.00	0.05	(0.05)

1997 - ILA Service units	1.00	0.05	(0.05)

1996 - ILA units	1.00	0.05	(0.05)

1996 - ILA Administration units	1.00	0.05	(0.05)

1996 - ILA Service units	1.00	0.05	(0.05)

1995 - ILA units	1.00	0.06	(0.06)

1995 - ILA Administration units	1.00	0.05	(0.05)

1995 - ILA Service units	1.00	0.05	(0.05)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

APPENDIX B

					Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]	Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets	Ratio of net investment income to average net assets

$1.00	4.63%	$404,299	0.42%	4.50%	0.42%	4.50%

1.00	4.48	42,334	0.57	4.35	0.57	4.35

1.00	4.22	264,787	0.82	4.19	0.82	4.19

1.00	5.15	734,553	0.42	4.96	0.43	4.95

1.00	4.99	80,464	0.57	4.88	0.58	4.87

1.00	4.73	35,432	0.82	4.67	0.83	4.66

1.00	5.26	590,381	0.42	5.12	0.42	5.12

1.00	5.10	124,159	0.57	4.99	0.57	4.99

1.00	4.84	104,133	0.82	4.73	0.82	4.73

1.00	5.11	574,734	0.41	4.98	0.43	4.96

1.00	4.95	108,850	0.56	4.83	0.58	4.81

1.00	4.69	123,483	0.81	4.59	0.83	4.57

1.00	5.73	711,209	0.41	5.51	0.43	5.49

1.00	5.57	92,643	0.56	5.37	0.58	5.35

1.00	5.31	119,692	0.81	5.11	0.83	5.09

TREASURY INSTRUMENTS PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distributions to unitholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.04	$(0.04)

1999 - ILA Administration units	1.00	0.04	(0.04)

1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)

1998 - ILA Administration units	1.00	0.05	(0.05)

1998 - ILA Service units	1.00	0.04	(0.04)

1997 - ILA units	1.00	0.05	(0.05)

1997 - ILA Administration units	1.00	0.05	(0.05)

1997 - ILA Service units	1.00	0.05	(0.05)

1996 - ILA units	1.00	0.05	(0.05)

1996 - ILA Administration units	1.00	0.05	(0.05)

1996 - ILA Service units	1.00	0.05	(0.05)

1995 - ILA units	1.00	0.06	(0.06)

1995 - ILA Administration units	1.00	0.05	(0.05)

1995 - ILA Service units	1.00	0.05	(0.05)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

APPENDIX B

					Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]	Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets	Ratio of net investment income to average net assets

$1.00	4.38%	$224,609	0.43%	4.29%	0.43%	4.29%

1.00	4.22	32,162	0.58	4.09	0.58	4.09

1.00	3.96	306,483	0.83	3.90	0.83	3.90

1.00	4.96	341,476	0.30	4.83	0.43	4.70

1.00	4.80	131,685	0.45	4.68	0.58	4.55

1.00	4.54	374,128	0.70	4.43	0.83	4.30

1.00	5.17	330,241	0.22	5.02	0.42	4.82

1.00	5.01	98,667	0.37	4.88	0.57	4.68

1.00	4.75	295,404	0.62	4.63	0.82	4.43

1.00	5.10	708,999	0.21	4.96	0.43	4.74

1.00	4.95	137,706	0.36	4.82	0.58	4.60

1.00	4.68	383,901	0.61	4.56	0.83	4.34

1.00	5.70	586,294	0.21	5.50	0.44	5.27

1.00	5.54	68,713	0.36	5.34	0.59	5.11

1.00	5.28	123,254	0.61	5.00	0.84	4.77

GOVERNMENT PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distributions to unit/ shareholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.05	$(0.05)

1999 - ILA Administration units	1.00	0.05	(0.05)

1999 - ILA Service units	1.00	0.04	(0.04)

1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)

1998 - ILA Administration units	1.00	0.05	(0.05)

1998 - ILA Service units	1.00	0.05	(0.05)

1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)

1997 - ILA Administration units	1.00	0.05	(0.05)

1997 - ILA Service units	1.00	0.05	(0.05)

1996 - ILA units	1.00	0.05	(0.05)

1996 - ILA Administration units	1.00	0.05	(0.05)

1996 - ILA Service units	1.00	0.05	(0.05)

1995 - ILA units	1.00	0.06	(0.06)

1995 - ILA Administration units	1.00	0.05	(0.05)

1995 - ILA Service units	1.00	0.05	(0.05)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c	Annualized.

APPENDIX B

					Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]	Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets	Ratio of net investment income to average net assets

$1.00	4.77%	$205,244	0.43%	4.64%	0.45%	4.62%

1.00	4.61	3,265	0.58	4.42	0.60	4.40

1.00	4.35	79,847	0.83	4.24	0.85	4.22

1.00	4.18	153	1.00	4.68	1.45	4.23

1.00	5.21	383,243	0.43	5.09	0.45	5.07

1.00	5.05	7,692	0.58	4.94	0.60	4.92

1.00	4.79	105,732	0.83	4.67	0.85	4.65

1.00	4.57 [c]	2	0.93 [c]	4.60 [c]	1.45 [c]	4.08 [c]

1.00	5.31	460,457	0.42	5.16	0.42	5.16

1.00	5.15	10,192	0.57	4.98	0.57	4.98

1.00	4.89	83,799	0.82	4.78	0.82	4.78

1.00	5.15	694,651	0.41	5.04	0.44	5.01

1.00	4.99	36,055	0.56	4.89	0.59	4.86

1.00	4.73	94,228	0.81	4.63	0.84	4.60

1.00	5.77	570,469	0.41	5.62	0.43	5.60

1.00	5.62	47,558	0.56	5.49	0.58	5.47

1.00	5.35	85,401	0.81	5.19	0.83	5.17

FEDERAL PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distributions to unitholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.05	$(0.05)

1999 - ILA Administration units	1.00	0.05	(0.05)

1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)

1998 - ILA Administration units	1.00	0.05	(0.05)

1998 - ILA Service units	1.00	0.05	(0.05)

1997 - ILA units	1.00	0.05	(0.05)

1997 - ILA Administration units	1.00	0.05	(0.05)

1997 - ILA Service units	1.00	0.05	(0.05)

1996 - ILA units	1.00	0.05	(0.05)

1996 - ILA Administration units	1.00	0.05	(0.05)

1996 - ILA Service units	1.00	0.05	(0.05)

1995 - ILA units	1.00	0.06	(0.06)

1995 - ILA Administration units	1.00	0.06	(0.06)

1995 - ILA Service units	1.00	0.05	(0.05)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

APPENDIX B

					Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]	Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets	Ratio of net investment income to average net assets

$1.00	4.81%	$3,171,330	0.41%	4.72%	0.41%	4.72%

1.00	4.66	836	0.56	4.46	0.56	4.46

1.00	4.39	284,382	0.81	4.30	0.81	4.30

1.00	5.25	2,625,705	0.34	5.10	0.42	5.02

1.00	5.09	508,297	0.49	4.97	0.57	4.89

1.00	4.83	53,994	0.74	4.71	0.82	4.63

1.00	5.40	2,050,559	0.27	5.26	0.41	5.12

1.00	5.24	530,001	0.42	5.11	0.56	4.97

1.00	4.98	34,540	0.67	4.83	0.81	4.69

1.00	5.24	2,303,677	0.26	5.13	0.43	4.96

1.00	5.09	794,537	0.41	4.98	0.58	4.81

1.00	4.83	192,416	0.66	4.73	0.83	4.56

1.00	5.83	1,731,935	0.26	5.69	0.42	5.53

1.00	5.67	516,917	0.41	5.50	0.57	5.34

1.00	5.41	102,576	0.66	5.22	0.82	5.06

TAX-EXEMPT DIVERSIFIED PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distributions to unit/ shareholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.03	$(0.03)

1999 - ILA Administration units	1.00	0.03	(0.03)

1999 - ILA Service units	1.00	0.02	(0.02)

1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)

1998 - ILA Administration units	1.00	0.03	(0.03)

1998 - ILA Service units	1.00	0.03	(0.03)

1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)

1997 - ILA Administration units	1.00	0.03	(0.03)

1997 - ILA Service units	1.00	0.03	(0.03)

1996 - ILA units	1.00	0.03	(0.03)

1996 - ILA Administration units	1.00	0.03	(0.03)

1996 - ILA Service units	1.00	0.03	(0.03)

1995 - ILA units	1.00	0.04	(0.04)

1995 - ILA Administration units	1.00	0.04	(0.04)

1995 - ILA Service units	1.00	0.03	(0.03)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c	Annualized.

APPENDIX B

					Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]	Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets	Ratio of net investment income to average net assets

$1.00	2.89%	$1,734,623	0.42%	2.85%	0.42%	2.85%

1.00	2.73	28,084	0.57	2.66	0.57	2.66

1.00	2.48	20,991	0.82	2.41	0.82	2.41

1.00	2.30	2	0.99	2.51	1.42	2.08

1.00	3.17	1,562,285	0.35	3.12	0.41	3.06

1.00	3.02	26,509	0.50	2.98	0.56	2.92

1.00	2.76	37,850	0.75	2.72	0.81	2.66

1.00	2.61 [c]	2	0.85 [c]	2.66 [c]	1.41 [c]	2.10 [c]

1.00	3.39	1,479,486	0.32	3.33	0.41	3.24

1.00	3.23	27,967	0.47	3.16	0.56	3.07

1.00	2.97	30,513	0.72	2.97	0.81	2.88

1.00	3.25	1,514,443	0.31	3.20	0.41	3.10

1.00	3.09	59,097	0.46	3.06	0.56	2.96

1.00	2.84	28,921	0.71	2.79	0.81	2.69

1.00	3.72	1,342,585	0.31	3.65	0.42	3.54

1.00	3.57	48,773	0.46	3.51	0.57	3.40

1.00	3.31	49,647	0.71	3.24	0.82	3.13

TAX-EXEMPT CALIFORNIA PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distribution to unit/ shareholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.03	$(0.03)

1999 - ILA Administration units	1.00	0.02	(0.02)

1999 - ILA Service units	1.00	0.02	(0.02)

1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)

1998 - ILA Administration units	1.00	0.03	(0.03)

1998 - ILA Service units	1.00	0.02	(0.02)

1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)

1997 - ILA Administration units	1.00	0.03	(0.03)

1997 - ILA Service units (Re-commenced September 1)	1.00	0.01	(0.01)

1996 - ILA units	1.00	0.03	(0.03)

1996 - ILA Administration units	1.00	0.03	(0.03)

1995 - ILA units	1.00	0.03	(0.03)

1995 - ILA Administration units	1.00	0.03	(0.03)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c	Annualized.

APPENDIX B

								Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]		Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets

$1.00	2.60%		$895,469	0.42%		2.58%		0.42%		2.58%

1.00	2.45		8,910	0.57		2.38		0.57		2.38

1.00	2.19		27,229	0.82		2.39		0.82		2.39

1.00	2.02		1	0.99		2.15		1.42		1.72

1.00	2.84		584,615	0.41		2.79		0.41		2.79

1.00	2.68		512	0.56		2.84		0.56		2.84

1.00	2.43		2	0.81		2.48		0.81		2.48

1.00	2.25	[c]	2	0.91	[c]	2.37	[c]	1.41	[c]	1.87	[c]

1.00	3.15		591,003	0.42		3.10		0.42		3.10

1.00	3.00		360	0.57		2.98		0.57		2.98

1.00	2.87	[c]	2	0.82	[c]	2.90	[c]	0.82	[c]	2.90	[c]

1.00	3.03		440,476	0.41		2.99		0.42		2.98

1.00	2.88		142	0.56		2.84		0.57		2.83

1.00	3.55		346,728	0.41		3.49		0.41		3.49

1.00	3.40		61	0.56		3.32		0.56		3.32

TAX-EXEMPT NEW YORK PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distributions to unit/ shareholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.03	$(0.03)

1999 - ILA Administration units	1.00	0.03	(0.03)

1999 - ILA Service units	1.00	0.02	(0.02)

1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)

1998 - ILA Administration units	1.00	0.03	(0.03)

1998 - ILA Service units	1.00	0.03	(0.03)

1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)

1997 - ILA Administration units	1.00	0.03	(0.03)

1997 - ILA Service units (commenced September 15)	1.00	0.01	(0.01)

1996 - ILA units	1.00	0.03	(0.03)

1996 - ILA Administration units	1.00	0.03	(0.03)

1995 - ILA units	1.00	0.03	(0.03)

1995 - ILA Administration units	1.00	0.03	(0.03)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c	Annualized.

APPENDIX B

								Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]		Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets

$1.00	2.76%		$160,301	0.43%		2.73%		0.44%		2.72%

1.00	2.60		37,836	0.58		2.61		0.59		2.60

1.00	2.35		2	0.83		2.29		0.84		2.28

1.00	2.17		2	1.00		2.34		1.44		1.90

1.00	3.02		122,550	0.36		2.96		0.51		2.81

1.00	2.87		21,580	0.51		2.85		0.66		2.70

1.00	2.61		2	0.76		2.61		0.91		2.46

1.00	2.46	[c]	1	0.86	[c]	2.56	[c]	1.51	[c]	1.91	[c]

1.00	3.29		102,887	0.33		3.24		0.43		3.14

1.00	3.14		31,993	0.48		3.09		0.58		2.99

1.00	3.02	[c]	2	0.73	[c]	3.04	[c]	0.83	[c]	2.94	[c]

1.00	3.05		70,175	0.32		3.01		0.43		2.90

1.00	2.90		44,319	0.47		2.88		0.58		2.77

1.00	3.51		90,537	0.30		3.44		0.44		3.30

1.00	3.35		26,724	0.45		3.28		0.59		3.14

Index

1	General Investment Management Approach

5	Fund Investment Objectives and Strategies

10	Principal Risks of the Funds

14	Fund Performance

24	Fund Fees and Expenses

28	Service Providers

30	Dividends

31	Shareholder Guide

31 How to Buy Shares

34 How to Sell Shares

41	Taxation

42	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

52	Appendix B Financial Highlights

Institutional Liquid Assets
Prospectus (ILA Cash Management Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:
By telephone – Call 1-800-621-2550
By mail – Goldman Sachs Funds, 4900 Sears Tower – 60th Floor, Chicago, IL 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Funds’ documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Prospectus

ILA Cash Management Shares

August 1, 2000

GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

■	Money Market Portfolio

■	Treasury Instruments Portfolio

■	Federal Portfoli o

■	Tax-Exempt Diversified Portfolio

■	Tax-Exempt California Portfolio

■	Tax-Exempt New York Portfolio

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment
Management Approach

Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:

The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:
■
Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.

■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:
■
Establish weighted average maturity (WAM) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.

■
Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.

■
Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3.	Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:
■	Each Fund’s clients and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the IBC Financial Data Universal Averages. Each Fund tracks the IBC Index which best corresponds to the Fund’s eligible investments.

GENERAL INVESTMENT MANAGEMENT APPROACH

■
The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Fund: Money Market Portfolio.

■	Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios.

■	Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

■
The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.

■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).

■
Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios’ objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.

■
Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York. Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

Taxable and Tax-Advantaged Funds:

The Money Market, Treasury Instruments and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Money Market Portfolio pursues its investment objective by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

Tax-Exempt Funds:

The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively, by investing in instruments the interest on which is exempt from these taxes. (These instruments are called “California instruments” and “New York instruments” in this Prospectus.)

The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

Fund	U.S. Treasury Obligations	U.S. Government Securities	Bank Obligations	Commercial Paper

Money Market	■ [1]	■	■	■
			Over 25% of total assets must be invested in U.S. and foreign (US$) banks [2]	U.S. and foreign (US$) commercial paper

Treasury Instruments	■ [3]

Federal	■ [1]	■

Tax-Exempt Diversified				■
Tax-exempt only

Tax-Exempt California				■
Tax-exempt only

Tax-Exempt New York				■
Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

1	Issued or guaranteed by the U.S. Treasury.
2
If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.

3	Issued by the U.S. Treasury.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term Obligations of Corporations and Other Entities	Repurchase Agreements	Asset-Backed and Receivables-Backed Securities [4]	Foreign Government Obligations (US$)

■	■	■	■ [5]
U.S. and foreign (US$) entities

■
(Does not intend to invest)

4	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
5
The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

Investment Policies Matrix continued

Fund	Taxable Municipals	Tax-Exempt Municipals	Custodial Receipts	Unrated Securities [8]	Investment Companies

Money Market	■ [6]		■	■	■ Up to 10% of total assets in other investment companies

Treasury Instruments

Federal

Tax-Exempt Diversified		■ At least 80% of net assetsin tax-exempt municipal obligations (except in extraordinary circumstances) [7]	■	■	■ Up to 10% of total assets in other investment companies

Tax-Exempt California		■ At least 80% of net assetsin tax-exempt municipal obligations and at least 65% of total assets in California instruments (except in extraordinary circumstances) [7]	■	■	■ Up to 10% of total assets in other investment companies

Tax-Exempt New York		■ At least 80% of net assetsin tax-exempt municipal obligations and at least 65% of total assets in New Yorkinstruments (except in extraordinary circumstances) [7]	■	■	■ Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

6	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
7
Ordinarily expect that 100% of a Fund’s portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.

8
To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

9	If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund’s net assets under normal market conditions.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private Activity Bonds	Credit Quality [8]	Summary of Taxation for Distributions [13]	Miscellaneous

■	First Tier [11]	Taxable federal and state [14]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier [11]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted

	First Tier [11]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■ (Does not intend to invest) [9,10]	First [11] or Second Tier [12]	Tax-exempt federal and taxable state [15]	May (but does not currently intend to)
invest up to 20% in securities subject to
AMT and may temporarily invest in the taxable
money market instruments described herein.
Reverse repurchase agreements not permitted.

■ (Does not intend to invest) [9,10]	First [11] or Second Tier [12]	Tax-exempt federal and California State	May (but does not currently intend to)
invest up to 20% in AMT securities
and may temporarily invest in the taxable
money market instruments described herein.
Reverse repurchase agreements not permitted.

■ (not more than 20% of net assets) [10]	First [11] or Second Tier [12]	Tax-exempt federal, New York State and New York City	May invest up to 20% in AMT securities and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

10   No more than 25% of the value of a Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
11   First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
12   Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
13   See “Taxation” for an explanation of the tax consequences summarized in the table above.
14   Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
15   Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

• Applicable — Not Applicable	Money Market Portfolio	Treasury Instruments Portfolio	Federal Portfolio

NAV	•	•	•

Interest Rate	•	•	•

Credit/Default	•	•	•

Liquidity	•	•	•

U.S. Government Securities	•	—	•

Concentration	—	—	—

Foreign	•	—	—

Banking Industry	•	—	—

Tax	—	—	—

California/New York	—	—	—

PRINCIPAL RISKS OF THE FUNDS

Tax-Exempt Diversified Portfolio	Tax-Exempt California Portfolio	Tax-Exempt New York Portfolio

•	•	•

•	•	•

•	•	•

•	•	•

—	—	—

•	•	•

—	—	—

—	—	—

•	•	•

—	•	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■
Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.

■
Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.

■
Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Money Market and Federal Portfolios:

■
U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

■
Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.

■
Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

PRINCIPAL RISKS OF THE FUNDS

Risks that apply to the Tax-Exempt Funds:

■
Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

■
Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of these investments.

■
California/New York Risks— The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest at least 65% of their total assets in California municipal obligations and New York municipal obligations, respectively. The investments of these Funds will, therefore, be affected by political and economic developments within these states, and by the financial condition of these states, their public authorities and political sub-divisions. If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. The Tax-Exempt California and Tax-Exempt New York Portfolios are classified as “non-diversified” for regulatory purposes. See Appendix A in this Prospectus for more information concerning the risks of investing in California and New York.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

Cash Management Shares of the Treasury Instruments and Federal Portfolios have less than one calendar year’s performance. For this reason, the performance information shown below is for another class of shares (ILA Service Shares) that is not offered in this Prospectus but would have similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. In reviewing this performance information, however, you should be aware that ILA Service Shares have a 0.40% (annualized) service fee while Cash Management Shares bear distribution and service fees at 0.57% net of voluntary waivers. If the expenses of the Cash Management Shares were reflected, performance would be reduced.

The bar chart and table below provide an indication of the risks of investing in a Fund by showing, with respect to the Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios: (a) changes in the performance of each Fund’s ILA Cash Management Shares from year to year; and (b) the average annual returns of each Fund’s ILA Cash Management Shares. With respect to the Treasury Instruments and Federal Portfolios, the bar chart and table show: (a) changes in the performance of each Fund’s ILA Service Shares from year to year; and (b) the average annual returns of each Fund’ s ILA Service Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

FUND PERFORMANCE

Money Market Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’99 1.17% Worst Quarter Q2 ’99 1.00%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	4.32%	4.48%

Treasury Instruments Portfolio

TOTAL RETURN	CALENDAR YEAR (Service Shares)

Best Quarter Q2 ’95 1.35% Worst Quarter Q2 ’93 0.62%

3.13%
2.57%
3.59%
5.28%
4.68%
4.75%
4.54%
3.96%
1992
1993
1994
1995
1996
1997
1998
1999

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	5 Years	Since Inception

Service Shares (Inception 1/30/91)	3.96%	4.64%	4.19%

FUND PERFORMANCE

Federal Portfolio

TOTAL RETURN	CALENDAR YEAR (Service Shares)

Best Quarter Q2 ’95 1.37% Worst Quarter Q1 ’94 0.66%

3.69%
5.41%
4.83%
4.98%
4.83%
4.39%
1994
1995
1996
1997
1998
1999

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	5 Years	Since Inception

Service Shares (Inception 5/15/93)	4.39%	4.89%	4.48%

Tax-Exempt Diversified Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’99 0.66% Worst Quarter Q1 ’99 0.49%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	2.30%	2.43%

FUND PERFORMANCE

Tax-Exempt California Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’99 0.58% Worst Quarter Q1 ’99 0.43%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	2.02%	2.12%

Tax-Exempt New York Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter Q4 ’99 0.64% Worst Quarter Q1 ’99 0.44%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 1999	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	2.17%	2.29%

Fund Fees and Expenses (Cash Management Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Cash Management Shares of a Fund.

	Money Market Portfolio	Treasury Instruments Portfolio	Federal Portfolio

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]

Management Fees	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees [2]	0.07%	0.07%	0.07%
Service Fees [3]	0.50%	0.50%	0.50%
Other Expenses [4]	0.06%	0.08%	0.06%

Total Fund Operating Expenses [5]	0.98%	1.00%	0.98%

	Tax-Exempt Diversified Portfolio	Tax-Exempt California Portfolio	Tax-Exempt New York Portfolio

Shareholder Fees
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]

Management Fees	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees [2]	0.07%	0.07%	0.07%
Service Fees [3]	0.50%	0.50%	0.50%
Other Expenses [4]	0.07%	0.07%	0.09%

Total Fund Operating Expenses [5]	0.99%	0.99%	1.01%

Fund Fees and Expenses continued

1 The annual operating expenses of the Treasury Instruments and Federal Portfolios are estimated. The annual operating expenses of all other Portfolios are based on actual expenses.
2 Goldman Sachs has voluntarily agreed to limit a portion of the distribution and service fees attributable to Cash Management Shares of each Fund equal to 0.07%. The waiver may be terminated at any time at the option of Goldman Sachs. If this occurs, the distribution and service fees attributable to Cash Management Shares of each Fund will increase to 0.50% of each Fund’s average daily net assets.
3 Service Organizations may charge other fees directly to their customers who are the beneficial owners of Cash Management Shares in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
4 “Other Expenses” include transfer agency fees equal to 0.04% of the average daily net assets of each Fund’s Cash Management Shares plus all other ordinary expenses not detailed above.
5 The Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” of each Fund (excluding taxes, interest, brokerage fees, litigation, indemnification, distribution fees, service fees and other extraordinary expenses) to 0.43% of each Fund’s average daily net assets. As a result of the current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Tax-Exempt New York Portfolio which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

Tax-Exempt New York Portfolio

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):
Management Fees	0.35%
Distribution and Service (12b-1) Fees	0.07%
Service Fees	0.50%
Other Expenses	0.08%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.00%

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Cash Management Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Money Market	$144	$446	$771	$1,691

Treasury Instruments	$146	$452	$782	$1,713

Federal	$144	$446	$771	$1,713

Tax-Exempt Diversified	$145	$449	$776	$1,702

Tax-Exempt California	$145	$449	$776	$1,702

Tax-Exempt New York	$147	$456	$787	$1,724

Service Organizations that invest in Cash Management Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Cash Management Shares may receive other compensation in connection with the sale and distribution of Cash Management Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

Service Providers

INVESTMENT ADVISER

As of September 1, 1999, the Investment Management Division (“IMD”) was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of June 30, 2000, GSAM, along with other units of IMD, had assets under management of $270.8 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:
■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

Fund	Contractual Rate	Actual Rate For the Fiscal Year Ended December 31, 1999

Money Market	0.35%	0.35%

Treasury Instruments	0.35%	0.35%

Federal	0.35%	0.35%

Tax-Exempt Diversified	0.35%	0.35%

Tax-Exempt California	0.35%	0.35%

Tax-Exempt New York	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

YEAR 2000

Goldman Sachs spent a total of approximately $185 million over the past several years to address the potential hardware, software and other computer and technology issues and related concerns associated with the transition to Year 2000 and to confirm that its service providers did the same. As a result of those efforts, Goldman Sachs has not experienced any material disruptions in its operations in connection with, or following, the transition to the Year 2000.

Dividends

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:
■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Cash Management Shares.

HOW TO BUY SHARES

How Can I Purchase Cash Management Shares Of The Funds?

Generally, Cash Management Shares may be purchased only through institutions that have agreed to provide account administration and personal and account maintenance services to their customers who are the beneficial owners of Cash Management Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Cash Management Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds
4900 Sears Tower - 60th Floor
Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, the Trust may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

Service Organizations may send their payments as follows:
■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■
Send a check or Federal Reserve draft payable to Goldman Sachs Funds -  (Name of Fund and Class of Shares), 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Taxable and Tax-Advantaged Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Tax-Exempt Funds:
■ By 1:00 p.m. New York time	Same business day
■ After 1:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Cash Management Shares:
■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers
■	Responding to inquiries from prospective and existing shareholders
■	Assisting customers with investment procedures
■	Developing, maintaining and supporting systems necessary to support accounts for cash management services

In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■
A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.

■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Cash Management Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Cash Management Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Cash Management Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

The Funds do not have any minimum purchase or account requirements with respect to Cash Management Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Cash Management Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Cash Management Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Cash Management Shares is determined by a Fund’s NAV. The Funds calculate NAV as follows:

NAV	=	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

■
NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.

■
On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permitted by the SEC.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able to at all times maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell Cash Management Shares Of The Funds?

Generally, Cash Management Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Cash Management Shares upon request on any business day at their NAV next determined after receipt of such request in proper form.

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

SHAREHOLDER GUIDE

By Writing:	Goldman Sachs Funds
4900 Sears Tower - 60th Floor
Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■
Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Taxable and Tax-Advantaged Funds:

■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received

■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Exempt Funds:

■ By 12:00 p.m. New York time	Wired same business day	Not earned on day request is received

■ After 12:00 p.m. New York time	Wired next business day	Earned on day request is received

■
Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■
Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Should I Know About The Check Redemption Privilege?

A Service Organization may elect to have a special account with State Street for the purpose of redeeming Cash Management Shares from its account by check. The following general policies govern the check redemption privilege:

■
The Service Organization will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.

■	The payee of the check may cash or deposit it just like any other check drawn on a bank.

SHAREHOLDER GUIDE

■	When the check is presented to State Street for payment, a sufficient number of full or fractional Cash Management Shares will be redeemed to cover the amount of the check.
■	Canceled checks will be returned to the Service Organization by State Street.
■
The check redemption privilege allows a Service Organization to receive the dividends declared on the Cash Management Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.

■
If the amount of the check is greater than the value of the Cash Management Shares held in the Service Organization’s account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.

■	The Trust reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■
Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:
■
Redeem the Cash Management Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.

■	Redeem your Cash Management Shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■
Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?

A Service Organization may exchange Cash Management Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower - 60th Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:
■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■
All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

■	Telephone exchanges normally will be made only to an identically registered account.
■
Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

SHAREHOLDER GUIDE

■
Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Cash Management Shares?

Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Cash Management Shares in accordance with the rules that apply to their accounts with the Service Organizations.

What Are The Distribution Fees Paid By Cash Management Shares?

The Trust has adopted a distribution and service plan (the “Plan”) under which Cash Management Shares bear distribution and service fees for the sale and distribution of its shares. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

Under the Plan, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.50% of a Fund’s average daily net assets attributed to Cash Management Shares. Currently, Goldman Sachs has voluntarily agreed to limit the amount of such fees to 0.07% of a Fund’s average daily net assets attributed to Cash Management Shares. As of the date of this Prospectus, Goldman Sachs has no intention of modifying or discontinuing such limitation, but may do so in the future at its discretion.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
■	Compensation paid to and expenses incurred by Service Organizations, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Service Organizations;

■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Cash Management Shares.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions:    Except for the Tax-Exempt Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information:    When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”)); or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of a certain Funds, foreign issuers.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest consist of fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and enter into forward commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■
Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1 /3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of funda mental policy, at least 65% of each of the Tax-Exempt California and Tax-Exempt New York Portfolio’s total assets will be invested in California and New York municipal obligations, except in extraordinary circumstances.

For these purposes, California and New York municipal obligations are obligations issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios’ distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be subject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio’s investments can be affected by political and economic developments within the State of California (the “State”), and by the financial condition of the State, its public authorities and political subdivisions. After suffering a severe recession in the early 1990’s which caused the State to experience financial difficulties, California’s economy entered a sustained recovery since late 1993. The State’s budget has returned to a positive balance and is generating substantial surpluses. California’s long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California municipal obligations. Also, the ultimate fiscal effect of federally-mandated reform of welfare programs on the State and its local governments is still to be resolved.

These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Additional Statement.

The Tax-Exempt New York Portfolio’s investments will be affected by political and economic developments within the State of New York (the “State”), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the “City”). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2000 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund’s holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). As of the date of this Prospectus, the Cash Management Shares of Treasury Instruments and Federal Portfolios had not commenced operations.

MONEY MARKET PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distributions to unit/ shareholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.05	$(0.05)

1999 - ILA Administration units	1.00	0.05	(0.05)

1999 - ILA Service units	1.00	0.04	(0.04)

1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)

1998 - ILA Administration units	1.00	0.05	(0.05)

1998 - ILA Service units	1.00	0.05	(0.05)

1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)

1997 - ILA Administration units	1.00	0.05	(0.05)

1997 - ILA Service units	1.00	0.05	(0.05)

1996 - ILA units	1.00	0.05	(0.05)

1996 - ILA Administration units	1.00	0.05	(0.05)

1996 - ILA Service units	1.00	0.05	(0.05)

1995 - ILA units	1.00	0.06	(0.06)

1995 - ILA Administration units	1.00	0.06	(0.06)

1995 - ILA Service units	1.00	0.05	(0.05)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c	Annualized.

APPENDIX B

					Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]	Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets	Ratio of net investment income to average net assets

$1.00	4.92%	$1,346,765	0.41%	4.80%	0.41%	4.80%

1.00	4.76	6,961	0.56	4.64	0.56	4.64

1.00	4.50	383,932	0.81	4.42	0.81	4.42

1.00	4.32	2	0.98	4.37	1.41	3.94

1.00	5.33	1,350,317	0.40	5.17	0.43	5.14

1.00	5.17	314,327	0.55	5.04	0.58	5.01

1.00	4.91	32,349	0.80	4.79	0.83	4.76

1.00	4.69 [c]	2	0.90 [c]	4.80 [c]	1.43 [c]	4.27 [c]

1.00	5.43	806,096	0.37	5.31	0.42	5.26

1.00	5.28	307,480	0.52	5.15	0.57	5.10

1.00	5.01	20,517	0.77	4.90	0.82	4.85

1.00	5.27	703,097	0.36	5.15	0.43	5.08

1.00	5.12	257,258	0.51	5.00	0.58	4.93

1.00	4.86	28,845	0.76	4.75	0.83	4.68

1.00	5.85	574,155	0.36	5.71	0.42	5.65

1.00	5.69	164,422	0.51	5.55	0.57	5.49

1.00	5.43	23,080	0.76	5.29	0.82	5.23

TREASURY INSTRUMENTS PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distributions to unitholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.04	$(0.04)

1999 - ILA Administration units	1.00	0.04	(0.04)

1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)

1998 - ILA Administration units	1.00	0.05	(0.05)

1998 - ILA Service units	1.00	0.04	(0.04)

1997 - ILA units	1.00	0.05	(0.05)

1997 - ILA Administration units	1.00	0.05	(0.05)

1997 - ILA Service units	1.00	0.05	(0.05)

1996 - ILA units	1.00	0.05	(0.05)

1996 - ILA Administration units	1.00	0.05	(0.05)

1996 - ILA Service units	1.00	0.05	(0.05)

1995 - ILA units	1.00	0.06	(0.06)

1995 - ILA Administration units	1.00	0.05	(0.05)

1995 - ILA Service units	1.00	0.05	(0.05)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

APPENDIX B

					Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]	Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets	Ratio of net investment income to average net assets

$1.00	4.38%	$224,609	0.43%	4.29%	0.43%	4.29%

1.00	4.22	32,162	0.58	4.09	0.58	4.09

1.00	3.96	306,483	0.83	3.90	0.83	3.90

1.00	4.96	341,476	0.30	4.83	0.43	4.70

1.00	4.80	131,685	0.45	4.68	0.58	4.55

1.00	4.54	374,128	0.70	4.43	0.83	4.30

1.00	5.17	330,241	0.22	5.02	0.42	4.82

1.00	5.01	98,667	0.37	4.88	0.57	4.68

1.00	4.75	295,404	0.62	4.63	0.82	4.43

1.00	5.10	708,999	0.21	4.96	0.43	4.74

1.00	4.95	137,706	0.36	4.82	0.58	4.60

1.00	4.68	383,901	0.61	4.56	0.83	4.34

1.00	5.70	586,294	0.21	5.50	0.44	5.27

1.00	5.54	68,713	0.36	5.34	0.59	5.11

1.00	5.28	123,254	0.61	5.00	0.84	4.77

FEDERAL PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distributions to unitholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.05	$(0.05)

1999 - ILA Administration units	1.00	0.05	(0.05)

1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)

1998 - ILA Administration units	1.00	0.05	(0.05)

1998 - ILA Service units	1.00	0.05	(0.05)

1997 - ILA units	1.00	0.05	(0.05)

1997 - ILA Administration units	1.00	0.05	(0.05)

1997 - ILA Service units	1.00	0.05	(0.05)

1996 - ILA units	1.00	0.05	(0.05)

1996 - ILA Administration units	1.00	0.05	(0.05)

1996 - ILA Service units	1.00	0.05	(0.05)

1995 - ILA units	1.00	0.06	(0.06)

1995 - ILA Administration units	1.00	0.06	(0.06)

1995 - ILA Service units	1.00	0.05	(0.05)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

APPENDIX B

					Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]	Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets	Ratio of net investment income to average net assets

$1.00	4.81%	$3,171,330	0.41%	4.72%	0.41%	4.72%

1.00	4.66	836	0.56	4.46	0.56	4.46

1.00	4.39	284,382	0.81	4.30	0.81	4.30

1.00	5.25	2,625,705	0.34	5.10	0.42	5.02

1.00	5.09	508,297	0.49	4.97	0.57	4.89

1.00	4.83	53,994	0.74	4.71	0.82	4.63

1.00	5.40	2,050,559	0.27	5.26	0.41	5.12

1.00	5.24	530,001	0.42	5.11	0.56	4.97

1.00	4.98	34,540	0.67	4.83	0.81	4.69

1.00	5.24	2,303,677	0.26	5.13	0.43	4.96

1.00	5.09	794,537	0.41	4.98	0.58	4.81

1.00	4.83	192,416	0.66	4.73	0.83	4.56

1.00	5.83	1,731,935	0.26	5.69	0.42	5.53

1.00	5.67	516,917	0.41	5.50	0.57	5.34

1.00	5.41	102,576	0.66	5.22	0.82	5.06

TAX-EXEMPT DIVERSIFIED PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distributions to unit/ shareholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.03	$(0.03)

1999 - ILA Administration units	1.00	0.03	(0.03)

1999 - ILA Service units	1.00	0.02	(0.02)

1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)

1998 - ILA Administration units	1.00	0.03	(0.03)

1998 - ILA Service units	1.00	0.03	(0.03)

1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)

1997 - ILA Administration units	1.00	0.03	(0.03)

1997 - ILA Service units	1.00	0.03	(0.03)

1996 - ILA units	1.00	0.03	(0.03)

1996 - ILA Administration units	1.00	0.03	(0.03)

1996 - ILA Service units	1.00	0.03	(0.03)

1995 - ILA units	1.00	0.04	(0.04)

1995 - ILA Administration units	1.00	0.04	(0.04)

1995 - ILA Service units	1.00	0.03	(0.03)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c	Annualized.

APPENDIX B

					Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]	Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets	Ratio of net investment income to average net assets

$1.00	2.89%	$1,734,623	0.42%	2.85%	0.42%	2.85%

1.00	2.73	28,084	0.57	2.66	0.57	2.66

1.00	2.48	20,991	0.82	2.41	0.82	2.41

1.00	2.30	2	0.99	2.51	1.42	2.08

1.00	3.17	1,562,285	0.35	3.12	0.41	3.06

1.00	3.02	26,509	0.50	2.98	0.56	2.92

1.00	2.76	37,850	0.75	2.72	0.81	2.66

1.00	2.61 [c]	2	0.85 [c]	2.66 [c]	1.41 [c]	2.10 [c]

1.00	3.39	1,479,486	0.32	3.33	0.41	3.24

1.00	3.23	27,967	0.47	3.16	0.56	3.07

1.00	2.97	30,513	0.72	2.97	0.81	2.88

1.00	3.25	1,514,443	0.31	3.20	0.41	3.10

1.00	3.09	59,097	0.46	3.06	0.56	2.96

1.00	2.84	28,921	0.71	2.79	0.81	2.69

1.00	3.72	1,342,585	0.31	3.65	0.42	3.54

1.00	3.57	48,773	0.46	3.51	0.57	3.40

1.00	3.31	49,647	0.71	3.24	0.82	3.13

TAX-EXEMPT CALIFORNIA PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distribution to unit/ shareholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.03	$(0.03)

1999 - ILA Administration units	1.00	0.02	(0.02)

1999 - ILA Service units	1.00	0.02	(0.02)

1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)

1998 - ILA Administration units	1.00	0.03	(0.03)

1998 - ILA Service units	1.00	0.02	(0.02)

1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)

1997 - ILA Administration units	1.00	0.03	(0.03)

1997 - ILA Service units (Re-commenced September 1)	1.00	0.01	(0.01)

1996 - ILA units	1.00	0.03	(0.03)

1996 - ILA Administration units	1.00	0.03	(0.03)

1995 - ILA units	1.00	0.03	(0.03)

1995 - ILA Administration units	1.00	0.03	(0.03)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c	Annualized.

APPENDIX B

								Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]		Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets

$1.00	2.60%		$895,469	0.42%		2.58%		0.42%		2.58%

1.00	2.45		8,910	0.57		2.38		0.57		2.38

1.00	2.19		27,229	0.82		2.39		0.82		2.39

1.00	2.02		1	0.99		2.15		1.42		1.72

1.00	2.84		584,615	0.41		2.79		0.41		2.79

1.00	2.68		512	0.56		2.84		0.56		2.84

1.00	2.43		2	0.81		2.48		0.81		2.48

1.00	2.25	[c]	2	0.91	[c]	2.37	[c]	1.41	[c]	1.87	[c]

1.00	3.15		591,003	0.42		3.10		0.42		3.10

1.00	3.00		360	0.57		2.98		0.57		2.98

1.00	2.87	[c]	2	0.82	[c]	2.90	[c]	0.82	[c]	2.90	[c]

1.00	3.03		440,476	0.41		2.99		0.42		2.98

1.00	2.88		142	0.56		2.84		0.57		2.83

1.00	3.55		346,728	0.41		3.49		0.41		3.49

1.00	3.40		61	0.56		3.32		0.56		3.32

TAX-EXEMPT NEW YORK PORTFOLIO

	Net asset value at beginning of period	Net investment income[a]	Distributions to unit/ shareholders

For the Years Ended December 31,

1999 - ILA units	$1.00	$0.03	$(0.03)

1999 - ILA Administration units	1.00	0.03	(0.03)

1999 - ILA Service units	1.00	0.02	(0.02)

1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)

1998 - ILA Administration units	1.00	0.03	(0.03)

1998 - ILA Service units	1.00	0.03	(0.03)

1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)

1997 - ILA Administration units	1.00	0.03	(0.03)

1997 - ILA Service units (commenced September 15)	1.00	0.01	(0.01)

1996 - ILA units	1.00	0.03	(0.03)

1996 - ILA Administration units	1.00	0.03	(0.03)

1995 - ILA units	1.00	0.03	(0.03)

1995 - ILA Administration units	1.00	0.03	(0.03)

a	Calculated based on the average units outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

c	Annualized.

APPENDIX B

								Ratios assuming no waiver of fees and no expense limitations
Net asset value at end of period	Total return[b]		Net assets at end of period (in 000’s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets

$1.00	2.76%		$160,301	0.43%		2.73%		0.44%		2.72%

1.00	2.60		37,836	0.58		2.61		0.59		2.60

1.00	2.35		2	0.83		2.29		0.84		2.28

1.00	2.17		2	1.00		2.34		1.44		1.90

1.00	3.02		122,550	0.36		2.96		0.51		2.81

1.00	2.87		21,580	0.51		2.85		0.66		2.70

1.00	2.61		2	0.76		2.61		0.91		2.46

1.00	2.46	[c]	1	0.86	[c]	2.56	[c]	1.51	[c]	1.91	[c]

1.00	3.29		102,887	0.33		3.24		0.43		3.14

1.00	3.14		31,993	0.48		3.09		0.58		2.99

1.00	3.02	[c]	2	0.73	[c]	3.04	[c]	0.83	[c]	2.94	[c]

1.00	3.05		70,175	0.32		3.01		0.43		2.90

1.00	2.90		44,319	0.47		2.88		0.58		2.77

1.00	3.51		90,537	0.30		3.44		0.44		3.30

1.00	3.35		26,724	0.45		3.28		0.59		3.14

Index

1	General Investment Management Approach

5	Fund Investment Objectives and Strategies

10	Principal Risks of the Funds

14	Fund Performance

21	Fund Fees and Expenses

24	Service Providers

26	Dividends
27	Shareholder Guide

27 How to Buy Shares

30 How to Sell Shares

37	Taxation

38	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

48	Appendix B Financial Highlights

Institutional Liquid Assets
Prospectus (ILA Cash Management Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:
By telephone – Call 1-800-621-2550
By mail – Goldman Sachs Funds, 4900 Sears Tower – 60th Floor, Chicago, IL 60606-6372
By e-mail – gs-funds@gs.com
On the Internet – Text-only versions of the Funds’ documents are located online and may be downloaded from:
SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GOLDMAN SACHS MONEY MARKET FUNDS
GOLDMAN SACHS -- INSTITUTIONAL LIQUID ASSETS
FINANCIAL SQUARE FUNDS

STATEMENT OF ADDITIONAL INFORMATION
ILA SHARES
ILA ADMINISTRATION SHARES
ILA SERVICE SHARES
ILA CLASS B SHARES
ILA CLASS C SHARES
ILA CASH MANAGEMENT SHARES
FST SHARES
FST SERVICE SHARES
FST ADMINISTRATION SHARES
FST PREFERRED SHARES
FST SELECT SHARES

Goldman Sachs Trust (the "Trust") is an open-end management investment company (or mutual fund) which includes the Goldman Sachs - Institutional Liquid Assets Portfolios and Financial Square Funds. This Statement of Additional Information relates solely to the offering of (a) ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares of: Prime Obligations Portfolio ("ILA Prime Obligations Portfolio"), Money Market Portfolio ("ILA Money Market Portfolio"), Treasury Obligations Portfolio ("ILA Treasury Obligations Portfolio"), Treasury Instruments Portfolio ("ILA Treasury Instruments Portfolio"), Government Portfolio ("ILA Government Portfolio"), Federal Portfolio ("ILA Federal Portfolio"), Tax-Exempt Diversified Portfolio ("ILA Tax-Exempt Diversified Portfolio"), Tax-Exempt California Portfolio ("ILA Tax-Exempt California Portfolio") and Tax-Exempt New York Portfolio (" ILA Tax-Exempt New York Portfolio") (individually, an "ILA Portfolio" and collectively the "ILA Portfolios"); (b) ILA Class B and Class C Shares of ILA Prime Obligations Portfolio; and (c) FST Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares and FST Select Shares of: Goldman Sachs - Financial Square Prime Obligations Fund ("FS Prime Obligations Fund"), Goldman Sachs - Financial Square Money Market Fund ("FS Money Market Fund"), Goldman Sachs - Financial Square Treasury Obligations Fund ("FS Treasury Obligations Fund"), Goldman Sachs - Financial Square Treasury Instruments Fund ("FS Treasury Instruments Fund"), Goldman Sachs - Financial Square Government Fund ("FS Government Fund"), Goldman Sachs - Financial Square Federal Fund ("FS Federal Fund") and Goldman Sachs - Financial Square Tax-Free Money Market Fund ("FS Tax-Free Fund") (individually, a "Fund," collectively the "Financial Square Funds" and together with the ILA Portfolios, the "Series").

Goldman Sachs Asset Management ("GSAM" or the "Investment Adviser"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Series' investment adviser. Goldman Sachs serves as distributor and transfer agent to the Series.

The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. Service Organizations, as defined below, and other Goldman Sachs clients will be assigned an Account Administrator ("AA"), who is ready to help with questions concerning their accounts. During business hours, Service Organizations and other Goldman Sachs clients can call their AA through a toll-free number to place purchase or redemption orders or to obtain Series and account information. The AA can also answer inquiries about rates of return and portfolio composition/holdings, and guide Service Organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows Service Organizations to purchase and redeem shares and also obtain Series and account information directly.

This Statement of Additional Information ("Additional Statement") is not a prospectus and should be read in conjunction with each Prospectus relating to the ILA Shares, ILA Administration Shares, ILA Service Shares, ILA Class B Shares, ILA Class C Shares, FST Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares and FST Select Shares each dated May 1, 2000 and the Prospectus relating to ILA Cash Management Shares dated August 1, 2000 as may be further amended and supplemented from time to time. A copy of each Prospectus may be obtained without charge from Service Organizations, as defined below, or by calling Goldman, Sachs Co. at 1-800-621-2550 or by writing Goldman, Sachs Co., 4900 Sears Tower, Chicago, Illinois 60606.

The audited financial statements and related report of Arthur Andersen LLP, the former independent public accountants for each Series, contained in each Series' 1999 annual report are incorporated herein by reference in the section "Financial Statements." No other portions of the Series' Annual Report are incorporated by reference. PricewaterhouseCoopers LLP, independent public accountants, have been selected as the independent public accountants of the Series for the fiscal year ending December 31, 2000.

The date of this Additional Statement is August 1, 2000.

TABLE OF CONTENTS

Page in Statement of Additional Information
INVESTMENT POLICIES AND PRACTICES OF THE SERIES	1
INVESTMENT LIMITATIONS	37
TRUSTEES AND OFFICERS	43
THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT	53
PORTFOLIO TRANSACTIONS	61
NET ASSET VALUE	63
REDEMPTIONS	64
CALCULATION OF YIELD QUOTATIONS	65
TAX INFORMATION	75
ORGANIZATION AND CAPITALIZATION	81
CUSTODIAN AND SUBCUSTODIAN	88
INDEPENDENT ACCOUNTANTS	88
FINANCIAL STATEMENTS	88
OTHER INFORMATION	88
ADMINISTRATION PLANS	90
SERVICE PLANS	93
SELECT PLAN	98
DISTRIBUTION AND SERVICE PLANS	99
APPENDIX A	A-1
APPENDIX B	B-1

INVESTMENT POLICIES AND PRACTICES OF THE SERIES

Each Series is a separate pool of assets which pursues its investment objective through separate investment policies. Each Series other than ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio is a diversified, open-end management investment company. The ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are non-diversified open-end management investment companies. Capitalized terms used but not defined herein have the same meaning as in the Prospectus. The following discussion elaborates on the description of each Series' investment policies and practices contained in the Prospectus:

U.S. Government Securities

Each Series (except the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio and FS Treasury Obligations Fund, FS Treasury Instruments Fund and FS Tax-Free Fund) may invest in U.S. Government Securities. U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

Each Series (except the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund) may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Custodial Receipts

Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund, and FS Federal Fund) may also acquire U.S. Government Securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" (" CATS"). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, the securities underlying such receipts are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

Bank and Corporate Obligations

Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Series consists of direct U.S. dollar-denominated obligations of domestic or, in the case of ILA Money Market Portfolio and FS Money Market Fund, foreign issuers. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund may invest only in tax-exempt commercial paper. Bank obligations in which the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest include certificates of deposit, unsecured bank promissory notes, bankers' acceptances, fixed time deposits and other debt obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

The ILA Money Market Portfolio and FS Money Market Fund will invest more than 25% of their total assets in bank obligations (whether foreign or domestic), including bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) these Funds may, for defensive purposes, temporarily invest less than 25% of their total assets in bank obligations. As a result, the Funds may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (with respect to the ILA Money Market Portfolio and FS Money Market Fund) or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is generally no secondary market for these investments, funding agreements purchased by a Series may be regarded as illiquid.

Repurchase Agreements

Each Series (other than the ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund and FS Tax-Free Fund) may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with such primary dealers. A repurchase agreement is an arrangement under which the purchaser (i.e., the Series) purchases a U.S. Government Security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The ILA Federal Portfolio and FS Federal Fund may, but do not presently intend to, invest in repurchase agreements.

Custody of the Obligation will be maintained by the Series' custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Obligation subject to the repurchase agreement. The value of the purchased securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

Repurchase agreements pose certain risks for all entities, including the Series, that utilize them. Such risks are not unique to the Series but are inherent in repurchase agreements. The Series seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

For purposes of the Investment Company Act of 1940, as amended (the "Act"), and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Series to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Series subject to a repurchase agreement as being owned by the Series or as being collateral for a loan by the Series to the seller.

If, in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Series does not have a perfected security interest in the Obligation, the Series may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Series would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Series utilize custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Series may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in the value of the Obligation.

Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Series will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

Each Series may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Series (taken at market value) would be invested in such investments. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

In addition, each Series (other than the ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund and FS Tax-Free Fund), together with other registered investment companies having management agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Foreign Securities

The ILA Money Market Portfolio and FS Money Market Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, fixed time deposits and other debt obligations issued or guaranteed by major foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks. The ILA Prime Obligations Portfolio and FS Prime Obligations Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, fixed time deposits and other obligations issued by foreign branches of U.S. banks. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund may also invest in municipal instruments backed by letters of credit or other forms of credit enhancement issued by foreign banks which have a branch, agency or subsidiary in the U.S. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, the ILA Money Market Portfolio and FS Money Market Fund are restricted to purchasing U.S. dollar-denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers.

The ILA Money Market Portfolio and FS Money Market Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The ILA Money Market Portfolio and FS Money Market Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations ("NRSROs"). The ILA Money Market Portfolio and FS Money Market Fund may not invest more than 25% of their total assets in the securities of any one foreign government.

Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

Asset-Backed and Receivables-Backed Securities

The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Series' investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Series' other investments.

Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Series may invest in these and other types of asset-backed securities that may be developed in the future. This Additional Statement will be amended or supplemented as necessary to reflect the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Series will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

As set forth below, several types of asset-backed and receivables-backed securities are offered to investors, including for example, Certificates for Automobile Receivablessm ("CARSsm ") and interests in pools of credit card receivables. CARSsm represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSsm are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARSsm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund to dispose of any then existing holdings of such securities.

To the extent consistent with its investment objectives and policies, each of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in new types of mortgage related securities and in other asset-backed securities that may be developed in the future.

Forward Commitments and When-Issued Securities

Each Series may purchase securities on a when-issued basis and enter into forward commitments. These transactions involve a commitment by the Series to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

A Series will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Series may dispose of or renegotiate a commitment after entering into it. A Series also may sell securities it has committed to purchase before those securities are delivered to the Series on the settlement date. The Series may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its shareholders. For purposes of determining a Series' average dollar weighted maturity, the maturity of when-issued or forward commitment securities will normally be calculated from the commitment date.

When a Series purchases securities on a when-issued or forward commitment basis, the Series will segregate cash or liquid assets having a value (determined daily) at least equal to the amount of the Series' purchase commitments. Alternatively, a Series may enter into off-setting contracts for the forward sale of securities. These procedures are designed to ensure that the Series will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments .

Variable Amount Master Demand Notes

Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, and FS Federal Fund) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Series, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Series may invest in them only if the Investment Adviser believes that the notes are of comparable quality to the other obligations in which that Series may invest.

Variable Rate and Floating Rate Obligations

The interest rates payable on certain fixed income securities in which a Series may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may purchase variable and floating rate demand instruments that are municipal obligations or other debt securities issued by corporations and other non-governmental issuers that possess a floating or variable interest rate adjustment formula. These instruments permit a Series to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a Series may purchase provide that interest rates are adjustable at intervals ranging from daily up to 397 calendar days, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice.

Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days, usually on not more than thirty days' notice. Still others are automatically called by the issuer unless the Series instructs otherwise. The Trust, on behalf of the Series, intends to exercise the demand only (1) upon a default under the terms of the debt security; (2) as needed to provide liquidity to a Series; (3) to maintain the respective quality standards of a Series' investment portfolio; or (4) to attain a more optimal portfolio structure. A Series will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Series, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Series may invest. The Investment Adviser may determine that an unrated variable or floating rate demand instrument meets a Series' quality criteria by reason of being backed by a letter of credit, guarantee, or demand feature issued by an entity that meets the quality criteria for the Series. Thus, either the credit of the issuer of the obligation or the provider of the credit support or both will meet the quality standards of the Series.

As stated in the Prospectuses, the Series may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for a Series must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Series will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Series' investments in such instruments will be subject to the limitation on illiquid investments.

Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may invest in participation interests in variable or floating rate municipal obligations held by financial institutions (usually commercial banks). Such participation interests provide the Series with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Restricted and Other Illiquid Securities

A Series may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), including restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Series will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits with a notice or demand period of more than seven days that cannot be traded on a secondary market and restricted securities. The Board of Trustees has adopted guidelines under which the Investment Adviser determines and monitors the liquidity of restricted securities subject to the oversight of the Trustees. Restricted securities (including securities issued under Rule 144A and commercial paper issued under Section 4(2) of the 1933 Act) which are determined to be liquid will not be deemed to be illiquid investments for purposes of the foregoing restriction. Since it is not possible to predict with assurance that the market for restricted securities will continue to be liquid, the Investment Adviser will monitor each Series' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Series to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Municipal Obligations

The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Money Market Fund, and FS Tax-Free Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds." The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in municipal obligations when yields on such securities are attractive compared to other taxable investments.

Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Series which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, if any, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the ILA Tax-Exempt California and ILA Tax-

Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government and FS Federal Funds) may invest in private activity bonds. The ILA Tax-Exempt New York Portfolio will limit its investments in private activity bonds to not more than 20% of its net assets under normal market conditions. The ILA Tax-exempt Diversified Portfolio, ILA Tax-exempt California Portfolio and FS Tax-Free Fund do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax. If such policy should change in the future, such investments would not exceed 20% of the net assets of each of the ILA Tax-exempt Diversified Portfolio, ILA Tax-exempt California Portfolio and the FS Tax-free Fund under normal market conditions. The ILA Tax-exempt Diversified Portfolio, ILA Tax-exempt California Portfolio, ILA Tax-exempt New York Portfolio and FS Tax-free Fund do not intend to invest more than 25% of the value of their respective total assets in private activity bonds or similar obligations where non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Series may purchase are limited to short-term serial bonds---those with original or remaining maturities of thirteen months or less. The Series may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Series may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Series' commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

The Series which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax- exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Series. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Series' credit quality requirements, to be inadequate.

Although the ILA Tax-exempt Diversified Portfolio, ILA Tax-exempt California Portfolio, ILA Tax-exempt New York Portfolio and FS Tax-free Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Investment Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Series will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The ILA Tax-exempt Diversified Portfolio, ILA Tax-exempt California Portfolio, ILA Tax-exempt New York Portfolio and FS Tax-free Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

The ILA Tax-exempt Diversified Portfolio, ILA Tax-exempt California Portfolio, ILA Tax-exempt New York Portfolio and FS Tax-free Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

For the purpose of investment restrictions of the Series, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligations as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Series. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.

Municipal obligations purchased for a Series may be subject to the Series' policy on holdings of illiquid securities. The Investment Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Investment Adviser believes that the quality standards applicable to each Series' investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Investing in California

The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the ILA Tax-exempt California Portfolio, or result in the default of existing obligations, including obligations which may be held by the ILA Tax-exempt California Portfolio. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly since 1994, with ratings increases since 1996. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors

California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 34 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, in-migration from the other states has increased and once more represents net positive growth.

Total personal income in the State, at an estimated $964 billion in 1999, accounts for almost 13% of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Recovery did not begin in California until 1994, later than the rest of the nation, but since that time California's economy has outpaced the national average. By the end of 1999, unemployment in the State was at its lowest level in three decades. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. International economic problems starting in 1997 had some moderating impact on California's economy, but negative impacts, such as a sharp drop in exports to Asia which hurt the manufacturing and agricultural sectors, were offset by increased exports to Latin American and other nations, and a greater strength in services, computer software and construction. With economic conditions in many Asian countries recovering in 1999, that year had the strongest economic growth in the State for the entire decade. Current forecasts predict continued strong growth of the State's economy in 2000, with slower growth predicted in 2001 and beyond. Any delay or reversal of the recovery may create new shortfalls in State revenues.

Constitutional Limitations on Taxes, Other Charges and Appropriations

Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valore m taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-

based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting " fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

"Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. For at least the last ten years, appropriations subject to limitation have been under the State's limit. State appropriations are estimated to be $3.8 billion under the limit for fiscal year 1999-2000.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations.

Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2000, the State had outstanding approximately $20.5 billion of long-term general obligation bonds, plus $681 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.7 billion of lease-purchase debt supported by the State General Fund. The State also had about $13.7 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1998-99, debt service on general obligation bonds and lease purchase debt was approximately 4.4% of General Fund revenues.

Recent Financial Results

The principal sources of General Fund revenues in 1998-1999 were the California personal income tax (53 percent of total revenues), the sales tax (32 percent), bank and corporation taxes (10 percent), and the gross premium tax on insurance (2 percent). An estimated 20% of personal income tax receipts (10% of total General Fund) is derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile; any sustained drop in stock market levels could have a significant impact on these revenues.

The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.

Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

Recent Budgets. As a result of the severe economic recession from 1990-94 and other factors, during this period the State experienced substantial revenue shortfalls, and greater than anticipated social service costs. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor responded to these deficits by enacting a series of fiscal steps between FY1991-92 and FY1994-95, including significant cuts in health and welfare and other program expenditures, tax increases, transfers of program responsibilities and some funding sources from the State to local governments, and transfer of about $3.6 billion in annual local property tax revenues primarily from cities and counties to local school districts, thereby reducing State funding for schools. The budget deficits also led to cash flow shortfalls which led the State to use external cash flow borrowing over the end of the fiscal year for several years to fund the deficit.

With the economic recovery which began in 1994, the State's financial condition improved markedly in the years from FY1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the fiscal year since FY 1994-95.

The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.1 billion in 1997-98, and $1.6 billion in 1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled about $1.8 billion at June 30, 1998 and $3.1 billion at June 30, 1999.

The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,300 per pupil, annual State funding has increased to over $6,000 per pupil in FY 1999-2000. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000.

One of the most important elements of the 1998-99 Budget Act was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF has been reduced by 25 percent. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. If State General Fund revenues continue to grow above certain targeted levels in future years, the cut could reach as much as 67.5 percent by the year 2003. The initial 25 percent VLF cut will be offset by about $500 million in General Fund money in FY 1998-99, and $1 billion annually for future years. Other tax cuts in FY 1998-99 included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. The total cost of these tax cuts was estimated at $1.4 billion for FY 1998-99.

FY 1999-2000 Budget. The 1999-00 Budget Act was signed on June 29, 1999, only the second time in the decade the budget was in place at the start of the fiscal year. After the Governor used his line-item veto power to reduce expenditures by about $581 million, the final spending plan called for about $63.7 billion of General Fund expenditures, $16.1 billion of Special Fund expenditures, and $1.5 billion in bond funded expenditures. The Governor's final budget actions left the SFEU with an estimated balance of $881 million at June 30, 2000, but the Governor also reduced spending to set aside $300 million for future appropriation for either employee pay raises or potential litigation costs.

The final Budget Act generally provided increased funding for a wide range of programs. Education spending under Proposition 98 received the largest increase (over $2.3 billion above 1998-99), with other significant increases for higher education, health and welfare, natural resources and capital outlay. The budget provides several hundred million dollars in direct new aid to cities and counties.

The final spending plan includes several targeted tax cuts for businesses, totaling under $100 million in 1999-00. The plan also includes a one-time, one-year additional cut of 10 percent in the Vehicle License Fee for calendar year 2000. This cut will cost the General Fund about $500 million in each of 1999-00 and 2000-01 to make up lost funds for local governments. Under the 1998 law, the VLF cut to 35 percent would become permanent in the year 2001 if General Fund revenues reach a certain specified level in 2000-01. Current estimates indicate this level will be reached.

In January, 2000, the Governor released his proposed budget for fiscal year 2000-01 (the "2000 Governor's Budget"), which also included updated revenue and expenditure projections for 1999-2000. Reflecting the continued strong economy in the State, the Administration revised its revenue estimates upward by $2.1 billion to $65.2 billion; expenditures were also projected to increase by a like amount. The Administration's projected balance in the SFEU at June 30, 2000 increased from about $880 million to over $2.4 billion. In February, 2000 the State Legislative Analyst's Office ("LAO") released a report with more recent revenue estimates, based in part on actual revenues for December, 1999 and January, 2000, which were not available for the 2000 Governor's Budget. In the fourth quarter of 1999, personal income tax revenues were 17% higher than the year-earlier period. The LAO Report indicated revenues in 1999-2000 could be as much as $2.1 billion higher than the 2000 Governor's Budget estimate.

Although, as noted, the Administration projected a budget reserve in the SFEU of about $2.4 billion on June 30, 1999, the General Fund fund balance on that date also reflects $1.0 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1999-2000 Budget Act contained a $350 million appropriation from the General Fund toward this settlement.

Proposed FY 2000-01 Budget. In the 2000 Governor's Budget, the Administration proposed General Fund expenditures of $68.8 billion, based on expected revenues of $68.2 billion (including $390 million from the tobacco litigation settlement and sale of assets). The proposal included a balance in the SFEU at June 30, 2001 of $1.2 billion, plus set-aside of an additional $600 million for legal contingencies and legislative initiatives. The Governor proposed substantial additional funding for K-12 schools, higher education, capital outlay and other programs. The February, 2000 LAO Report indicated General Fund revenues for 2000-01 could be as much as $2.1 billion higher than projected in the 2000 Governor's Budget (in addition to the $2.1 billion additional revenue for 1999-2000), assuming continued strong economic growth in the State and in the stock market. Final decisions for the 2000-01 Budget will be made by the Governor and Legislature by July, 2000.

Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of February, 2000 were assigned ratings of "AA-" from Standard & Poor's, "Aa3" from Moody's and "AA" from Fitch.

There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year. The State recently lost cases involving a smog impact fee on out-of-state automobiles (total liability of about $560 million) and certain corporate tax credits ($100 million). The Administration has proposed payment of the smog impact fee claims from current revenues.

Obligations of Other Issuers

Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For the last several years, the State has also provided $100 million annually to support local law enforcement costs. In 1999-2000, the State provided $150 million in grants to cities and counties, and an additional $50 million to cities for jail booking costs. The Legislature has enacted a more comprehensive plan to restore some funds to local governments, contained in a proposed constitutional amendment which will be on the November, 2000 ballot for voter approval.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Risk Considerations

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Special Risk Considerations Relating to New York Municipal Obligations

Some of the significant financial considerations relating to the ILA Tax-Exempt New York Portfolio's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

State Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98) and less than $1 billion (1998-99). The State's current fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4,

1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted appropriations that permitted the State to continue its operations.

In 1999-2000, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $37.36 billion, an increase of $868 million or 2.38 percent over 1998-99. Projected spending under the 1999-2000 enacted budget is $215 million above the Governor's Executive Budget recommendations, including 30-day amendments. This change is the net result of spending actions that occurred during negotiations on the Budget. The increase in General Fund spending is comprised of $1.1 billion in legislative additions to the Executive Budget (primarily in education), offset by various actions, including re-estimates of required spending based on year-to-date results and the identification of certain other resources that offset spending, such as $250 million from commencing the process of privatizing the Medical Malpractice Insurance Association ("MMIA"), $250 million from the retention of the Debt Reduction Reserve Fund within the General Fund and about $100 million in excess fund balances. The MMIA was established in 1983 to provide excess liability insurance to doctors and medical providers. Legislation enacted with the 1999-2000 budget initiates the process of MMIA privatization and transfers excess fund balances to the State.

The 1999-2000 enacted budget provides for $831 million in new funding for public schools, the largest year-to-year increase in State history. The budget also enacts several new tax cuts valued at $375 million when fully phased in by 2003-04. None of the $1.82 billion cash surplus from 1998-99 is assumed to support spending in 1999-2000, but instead is reserved to help offset the costs of previously enacted tax cuts that take effect after 1999-2000.

The 1999-2000 Financial Plan projects a closing balance of $2.85 billion in the General Fund. The balance is comprised of the $1.82 billion surplus from 1998-99 that has been set aside to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund ("TSRF"), $250 million in the Debt Reduction Reserve Fund ("DRRF"), $107 million in the Contingency Reserve Fund ("CRF"), and $200 million in the Community Projects Fund ("CPF"), which finances legislative initiatives. The State expects to close 1999-2000 with cash balances in these funds at their highest level ever.

Preliminary analysis by the Division of Budget ("DOB") indicates that the State will have a 2000-01 budget gap of approximately $1.9 billion, or about $300 million above the 1999-2000 Executive Budget estimate (after adjusting for the projected costs of collective bargaining). This estimate includes an assumption for the projected costs of new collective bargaining agreements, $500 million in assumed operating efficiencies, as well as the planned application of approximately $615 million of the $1.82 billion tax reduction reserve. The DOB will formally update its projections of receipts and disbursements for future years as part of the Governor's 2000-01 Executive Budget submission. The revised expectations for these years will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 2000-01 Executive Budget recommendations.

The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and received almost all State taxes and other resources not dedicated to particular purposes. In the State's 1999-2000 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 47.1 percent of all Governmental Funds disbursements and 69.3 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Total General Fund receipts and transfers in 1999-2000 are now projected to be $39.31 billion, an increase of $2.57 billion from the $36.74 billion recorded in 1998-99. This total includes $35.93 billion in tax receipts, $1.36 billion in miscellaneous receipts, and $2.02 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in 1998-99 to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-99 figures and inflating 1999-2000 projections.

Receipts from user taxes and fees are projected to total $7.35 billion, an increase of $105 million from reported collections in the prior year. The sales tax component of this category accounts for virtually all of the 1999-2000 growth. Growth in base sales tax yield, after adjusting for tax law and other changes, is projected at 5.6 percent. Modest increases in motor fuel and auto rental tax receipts over 1998-99 levels are also expected. However, receipts from other user taxes and fees are estimated to decline by $177 million.

The yield of other excise taxes in this category, particularly the cigarette and alcoholic beverage taxes, show long-term declining trends. General Fund declines in 1999-2000 motor vehicle fee receipts, in contrast, reflect statutory fee reductions and an increased amount of collections earmarked to the Dedicated Highway and Bridge Trust Fund.

Significant statutory changes in this category during the 1999-2000 legislative session include: delaying until March 1, 2000 the implementation of the exemption from State sales tax of clothing and footwear priced under $110; providing week-long sales tax exemptions in September 1999 and January 2000 for clothing and footwear priced under $500; enactment of a variety of small sales tax exemptions including certain equipment used in providing telecommunications service for sale, property and services used in theatrical productions, computer hardware used to design Internet web sites, and building materials used in farming; a reduction in the beer tax rate; and an expanded exemption from the alcoholic beverage tax for small brewers.

Following the pattern of the last two fiscal years, education programs receive the largest share of new funding contained in the 1999-2000 Financial Plan. School aid is expected to grow by $831 million or 8.58 percent over 1998-99 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($207 million, including $100 million reserved for possible collective bargaining costs), Debt Service ($183 million), and mental hygiene programs, including funding for a cost of living increase for care providers ($114 million). These increases were offset, in part, by spending reductions or actions in health and social welfare ($280 million), and in general State charges ($222 million).

Under the 1999-2000 enacted budget, General Fund spending on school aid is projected at $10.52 billion on a State fiscal year basis, an increase of $831 million from the prior year. The budget provides additional funding for operating aid, building aid, and several other targeted aid programs. It also funds the balance of aid payable for the 1998-99 school year that is due primarily in the first quarter of the 1999-2000 fiscal year. For all other educational programs, disbursements are projected to grow by $78 million to $2.99 billion.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that the 2000-01 Financial Plan will achieve $500 million in savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance. The projections do not assume any gap-closing benefit from the potential settlement of State claims against the tobacco industry.

Spending from Debt Service Funds are estimated at $3.64 billion in 1999-2000, up $370 million or 11.31 percent from 1998-99. Transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund, account for $124 million of the year-to-year growth. Debt service for educational purposes, including State and City University programs financed through the Dormitory Authority, will increase by $80 million. The remaining growth is for a variety of programs in mental health and corrections, and for general obligation financings.

On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds.

On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) challenges to the constitutionality of Public Health Law  2807-d, which imposes a gross receipts tax from certain patient care services; (4) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (5) a challenge to the Governor's application of his constitutional line item veto authority; and (6) a challenge to the enactment of the Clean Water/Clean Air Bond Act of 1996.

Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions were paid in 1998.

The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the current fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

Although other litigation is pending against New York State, except as described herein, as of May 1, 2000 no litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects

New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable.

On March 8, 1999, Fitch IBCA, the predecessor to Fitch, upgraded New York City's $26 billion outstanding general obligation bonds from A- to A.

New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and City University of New York ("CUNY") and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projected General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-1998 level. Recurring growth in the State General Fund tax base was projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or 1997-98, but roughly equivalent to the rate for 1995-96.

Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation which is currently on appeal to the Court of Appeals were voided, projected contracts for the City capital projects would exceed the City's debt limit. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's 1998 fiscal year financial plan projected $2.4 billion of seasonal financing, the City expected to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

The 1998-99 budget included $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities received $24.2 million in one-time assistance from a cash flow acceleration of State aid.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Year 2000 Compliance. In April 1999 the State Comptroller released an audit on the State's Year 2000 compliance. The audit, which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning. The Office for Technology (OFT) will continue to monitor compliance progress for the States mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. The 1999-2000 enacted budget allocates $19 million for priority embedded systems and $20 million for unanticipated expenses related to bringing technology into Y2K compliance.

Standby Commitments

In order to enhance the liquidity, stability or quality of municipal obligations, the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Money Market Fund and FS Tax-Free Fund each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or " standby commitment," depending on its characteristics. The aggregate price which a Series pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Series. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Series.

Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which ILA Tax-Exempt Diversified Portfolio and ILA Tax-Exempt California Portfolio were series, has received a ruling from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. (Such rulings do not, however, serve as precedent for other taxpayers, are applicable only to the taxpayer requesting the ruling and have, on occasion, been reversed by the Internal Revenue Service.) The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its shareholders. There is no assurance that standby commitments will be available to a Series nor has any Series assumed that such commitments will continue to be available under all market conditions.

Borrowings. A Series can borrow money from banks in amounts not exceeding one-third of its total assets. Borrowings involve leveraging. If the securities held by a Series decline in value while these transactions are outstanding, the Series' market value will decline in value by proportionately more than the decline in value of the securities.

Non-Diversified Status

Since the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are "non-diversified" under the Act, each is subject only to applicable tax requirements. Under federal tax laws, the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio may, with respect to 50% of their total assets, invest up to 25% of their total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of each Series' total assets, (1) the Series may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (2) the Series may acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Internal Revenue Code of 1986, as amended (the "Code").

INVESTMENT LIMITATIONS

The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed with respect to any Series without the approval of the majority of outstanding voting securities of that Series. The investment objective of each ILA Portfolio (except the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolios' objective of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that ILA Portfolio. The investment objective of each Financial Square Fund and all other investment policies or practices of the Series, except as stated in this paragraph, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As a matter of fundamental policy, at least 80% of the net assets of each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund will ordinarily be invested in municipal obligations, the interest from which is in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of the total assets of each of the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances. Each of these four Series may temporarily invest in taxable money market instruments or, in the case of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolio, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture.

As defined in the Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, "a majority of the outstanding voting securities" of a Series means the lesser of (1) 67% of the shares of that Series present at a meeting if the holders of more than 50% of the outstanding shares of that Series are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Series. Investment restrictions that involve a maximum percentage of securities or assets are not considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Series, with the exception of borrowings permitted by Investment Restriction (3).

Accordingly, the Trust may not, on behalf of any Series (except for FS Government Fund):

(1)	Make any investment inconsistent with the Series' classification as a diversified company under the Act. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.
(2)	Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Series (other than the FS Money Market Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. The FS Money Market Fund may concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, the FS Money Market Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry, the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.
(3)	Borrow money, except that (a) the Series may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Series may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Series may purchase securities on margin to the extent permitted by applicable law.
(4)	Make loans, except (a) through the purchase of debt obligations in accordance with each Series' investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, (c) with respect to the Financial Square Funds, loans of securities as permitted by applicable law, and (d) with respect to the ILA Portfolios, loans of securities.
(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Series may be deemed to be an underwriting.
(6)	Purchase, hold or deal in real estate, although the Series may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Series as a result of the ownership of securities.
(7)	Invest in commodities or commodity contracts, except that the Series may invest in currency and financial instruments and contracts that are commodities or commodity contracts.
(8)	Issue senior securities to the extent such issuance would violate applicable law.

FS Government Fund may not:

(1)	With respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of that Series in the securities of any one issuer, except U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.
(2)	With respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, that Series would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.
(3)	Borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Series is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Series' assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending.

(4)	Mortgage, pledge or hypothecate its assets except to secure permitted borrowings.
(5)	Act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Series' investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.
(6)	Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Series reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in U.S. Government Securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government Securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Investment Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)
(7)	Issue senior securities, except as appropriate to evidence indebtedness that a Series is permitted to incur and except for shares of existing or additional Series of the Trust.
(8)	Purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for any Series as a result of the ownership of securities.
(9)	Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with such Series' investment objective and policies may be deemed to be loans.
(10)	Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that a Series may acquire puts in connection with the acquisition of a debt instrument).

(11)	Invest in other companies for the purpose of exercising control or management.

Each Series may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Series.

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies with respect to the Financial Square Funds which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of any Series:

(a) Invest in companies for the purpose of exercising control or management.

(b) Invest more than 10% of a Series' net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c) Purchase additional securities if the Series' borrowings exceed 5% of its net assets.

(d) Make short sales of securities, except short sales against the box.

As money market funds, all of the Series must also comply, as a non-fundamental policy, with Rule 2a-7 under the Act. While a detailed and technical rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity (as determined in accordance with Rule 2a-7) of any security in a Series' portfolio may not exceed 13 months and a Portfolio's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectuses). Each Series, other than the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, and FS Tax-Free Fund (the "Tax-Exempt Series"), as a matter of non-fundamental policy, only invests in First Tier securities. Portfolio diversification. The ILA Prime Obligations, ILA Money Market, ILA Government, ILA Treasury Obligations, ILA Treasury Instruments, ILA Federal and ILA Tax-Exempt Diversified Portfolios, FS Prime Obligations, FS Government, FS Treasury Obligations, FS Money Market, FS Federal, FS Treasury Instruments and FS Tax-Free Funds may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such Series may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. ILA Tax-Exempt New York and ILA Tax-Exempt California Portfolios, with respect to 75% of their respective total assets, may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such Series may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier Securities. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of a Series, no more than 10% of the Series' total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer. In the case of the Tax-Exempt Series (which are the only Series that are permitted to invest in Second Tier securities), subject to certain exceptions immediately after the acquisition of a demand feature or guarantee that is a Second Tier security, no more than 5% of the Tax-Exempt Series' total assets may be invested in securities or demand features or guarantees issued by the institution that issued the demand feature or guarantee. The Tax-Exempt Series' investments in Second Tier securities that are conduit securities (which, generally, are municipal securities involving an agreement or arrangement providing for payment by a person other than the issuer of the municipal security) that are not U.S. Government Securities or securities with a guarantee by a non-controlled person, are limited, and may not exceed, with respect to a particular issuer, the greater of $1 million or 1% of the Series' total assets. Also, the Tax-Exempt Series' investments in Second Tier conduit securities of all issuers combined may not exceed 5% of the Series' total assets. Securities which are rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO are "First Tier securities." Securities rated in the top two short-term rating categories by at least two NRSROs or by the only NRSRO which has assigned a rating, but which are not First Tier securities are "Second Tier securities." Unrated securities may also be First Tier or Second Tier securities if they are of comparable quality as determined by the Investment Adviser. In accordance with certain rules, the rating of demand feature or guarantee of a security may be deemed to be the rating of the underlying security. NRSROs include S&P, Moody's, Fitch and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

"Value" for the purposes of all investment restrictions means the value used in determining a Series' net asset value. "U.S. Government Securities" shall mean securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

TRUSTEES AND OFFICERS

The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Series daily business operations.

Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Name, Age and Address	Positions With Trust	Principal Occupation(s) During Past 5 Years
Ashok N. Bakhru, 58 P.O. Box 143 Lima, PA 19037	Chairman & Trustee

Chairman of the Board and Trustee--Goldman Sachs Variable Insurance Trust (registered investment company) (since October 1997); President, ABN Associates (July 1994-March 1996 and November 1998 to present); Executive Vice President--Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Senior Vice President of Scott Paper Company (until June 1994); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Director, Private Equity Investors--III (since November 1998); and Trustee, Citizens Scholarship Foundation of America (since 1998).

Name, Age and Address	Positions With Trust	Principal Occupation(s) During Past 5 Years

*David B. Ford, 54 32 Old Slip New York, NY 10005	Trustee

Trustee--Goldman Sachs Variable Insurance Trust (registered investment company) (since October 1997); Director, Commodities Corp. LLC (futures and commodities traders) (since April 1997); Managing Director, J. Aron & Company (commodity dealer and risk management adviser) (since November 1996); Managing Director, Goldman Sachs & Co. Investment Banking Division (since November 1996); Chief Executive Officer and Director, CIN Management (investment adviser) (since August 1996); Chief Executive Officer & Managing Director and Director, Goldman Sachs Asset Management International (since November 1995 and December 1994, respectively); Co-Head, Goldman Sachs Asset Management (since November 1995); Co-Head and Director, Goldman Sachs Funds Management, L.P. (since November 1995 and December 1994, respectively); and Chairman and Director, Goldman Sachs Asset Management Japan Limited (since November 1994).

*Douglas C. Grip, 37 32 Old Slip New York, NY 10005	Trustee & President

Trustee and President--Goldman Sachs Variable Insurance Trust (registered investment company) (since October 1997); Trustee, Trust for Credit Unions (registered investment company)(since March 1998); Managing Director, Goldman Sachs Asset Management Group (since November 1997); President, Goldman Sachs Funds Group (since April 1996); and President, MFS Retirement Services Inc., of Massachusetts Financial Services (prior thereto).

Name, Age and Address	Positions With Trust	Principal Occupation(s) During Past 5 Years

*John P. McNulty, 47 32 Old Slip New York, NY 10005	Trustee

Trustee--Goldman Sachs Variable Insurance Trust (registered investment company) (since October 1997); Managing Director, Goldman Sachs (since November 1996); Head of Investment Management Division (since September 1999); General Partner, J. Aron & Company (commodity dealer and risk management adviser) (since November 1995); Director and Co-Head, Goldman Sachs Funds Management L.P. (since November 1995); Director, Goldman Sachs Asset Management International (since January 1996); Co-Head, GSAM (November 1995--September 1999); Director, Global Capital Reinsurance (insurance) (since 1989); Director, Commodities Corp. LLC (since April 1997); and Limited Partner of Goldman Sachs (1994-November 1995).

Name, Age and Address	Positions With Trust	Principal Occupation(s) During Past 5 Years

Mary P. McPherson, 64 The Andrew W. Mellon Foundation 140 East 62nd Street New York, NY 10021	Trustee

Trustee--Goldman Sachs Variable Insurance Trust (registered investment company) (since October 1997); Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (since October 1997); President of Bryn Mawr College (1978-1997); Director, Smith College (since 1998); Director, Josiah Macy, Jr. Foundation (health education programs) (since 1977); Director of the Philadelphia Contributionship (insurance) (since 1985); Director Emeritus, Amherst College (1986-1998); Director, Dayton Hudson Corporation (general retailing merchandising) (1988-1997); Director, The Spencer Foundation (educational research) (since 1993); member of PNC Advisory Board (banking) (since 1993); and Director, American School of Classical Studies in Athens (since 1997).

*Alan A. Shuch, 50 32 Old Slip New York, NY 10005	Trustee

Trustee--Goldman Sachs Variable Insurance Trust (registered investment company) (since October 1997); Advisory Director--GSAM (since May 1999); Limited Partner, Goldman Sachs (prior to May 1999); Consultant to GSAM (since December 1994).

Name, Age and Address	Positions With Trust	Principal Occupation(s) During Past 5 Years

William H. Springer, 70 701 Morningside Drive Lake Forest, IL 60045	Trustee

Trustee--Goldman Sachs Variable Insurance Trust (registered investment company) (since October 1997); Director, The Walgreen Co. (a retail drug store business) (April 1988-January 2000); Director of Baker, Fentress & Co. (a closed-end, non-diversified management investment company) (April 1992-Present); and Chairman and Trustee, Northern Institutional Funds and Northern Funds (since April 1984 and March 2000, respectively).

Richard P. Strubel, 60 500 Lake Cook Road Suite 150 Deerfield, IL 60015	Trustee

Trustee--Goldman Sachs Variable Insurance Trust (registered investment company) (since October 1997); President and COO, UNext.com (provider of educational services via the internet) (since 1999); Director, Gildan Activewear Inc. (since February 1999); Director of Kaynar Technologies, Inc. (since March 1997); Managing Director, Tandem Partners, Inc. (1990-1999); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) (January 1984-October 1994); Trustee, Northern Institutional Funds and Northern Funds (since December 1982 and March 2000, respectively); and Director, Cantilever Technologies, Inc. (since 1999).

*Nancy L. Mucker, 50 4900 Sears Tower Chicago, IL 60606	Vice President

Vice President--Goldman Sachs Variable Insurance Trust (registered investment company) (since 1997); Vice President and Co-Manager of Funds Group Shareholder Servicing, Goldman Sachs (since April 1985).

Name, Age and Address	Positions With Trust	Principal Occupation(s) During Past 5 Years

*John M. Perlowski, 35 32 Old Slip New York, NY 10005	Treasurer

Treasurer--Goldman Sachs Variable Insurance Trust (registered investment company) (since 1997); Vice President, Goldman Sachs (since July 1995); and Banking Director, Investors Bank and Trust (November 1993 to July 1995).

*James A. Fitzpatrick, 39 4900 Sears Tower Chicago, IL 60606	Vice President

Vice President--Goldman Sachs Variable Insurance Trust (registered investment company) (since October 1997); Managing Director, Goldman Sachs (since October 1999); Vice President of GSAM (April 1997-December 1999); and Vice President and General Manager, First Data Corporation--Investor Services Group (1994 to 1997).

*Jesse Cole, 36 4900 Sears Tower Chicago, IL 60606	Vice President

Vice President--Goldman Sachs Variable Insurance Trust (registered investment company) (since 1998); Vice President, GSAM (since June 1998); Vice President, AIM Management Group, Inc. (investment adviser) (April 1996-June 1998); and Assistant Vice President, The Northern Trust Company (June 1987-April 1996).

*Kerry K. Daniels, 37 4900 Sears Tower Chicago, IL 60606	Vice President

Vice President--Goldman Sachs Variable Insurance Trust (registered investment company) (since April 2000); and Manager, Institutional Account Administration--Shareholder Services, Goldman Sachs (since 1986).

Name, Age and Address	Positions With Trust	Principal Occupation(s) During Past 5 Years

*Mary F. Hoppa, 36 4900 Sears Tower Chicago, IL 60606	Vice President

Vice President--Goldman Sachs Variable Insurance Trust (registered investment company) (since April 2000); Vice President, Goldman Sachs (since October 1999); and Senior Vice President and Director of Mutual Fund Operations, Strong Capital Management (January 1987--September 1999).

*Philip V. Giuca, Jr., 37 32 Old Slip New York, NY 10005	Assistant Treasurer	Assistant Treasurer--Goldman Sachs Variable Insurance Trust (registered investment company) (since 1997); and Vice President, Goldman Sachs (May 1992-Present).

*Michael J. Richman, 39 1 Liberty Plaza New York, NY 10004	Secretary

Secretary--Goldman Sachs Variable Insurance Trust (registered investment company) (since 1997); General Counsel of the Funds Group of GSAM (since December 1997); Associate General Counsel of GSAM (February 1994-December 1997); Counsel to the Funds Group, GSAM (June 1992-December 1997); Associate General Counsel, Goldman Sachs (since December 1998); Vice President of Goldman Sachs (since June 1992); and Assistant General Counsel of Goldman Sachs (June 1992 to December 1998).

*Howard B. Surloff, 34 32 Old Slip New York, NY 10005	Assistant Secretary

Assistant Secretary--Goldman Sachs Variable Insurance Trust (registered investment company) (since 1997); Assistant General Counsel, GSAM and General Counsel to the U.S. Funds Group (since December 1997); Assistant General Counsel and Vice President, Goldman Sachs (since November 1993 and May 1994, respectively); and Counsel to the Funds Group, GSAM (November 1993--December 1997).

Name, Age and Address	Positions With Trust	Principal Occupation(s) During Past 5 Years

*Valerie A. Zondorak, 34 32 Old Slip New York, NY 10005	Assistant Secretary

Assistant Secretary--Goldman Sachs Variable Insurance Trust (registered investment company) (since 1997); Assistant General Counsel, GSAM and Assistant General Counsel to the Funds Group (since December 1997); Vice President and Assistant General Counsel, Goldman Sachs (since March 1997); Counsel to the Funds Group, GSAM (March 1997-December 1997); and Associate of Shereff, Friedman, Hoffman & Goodman (September 1990 to February 1997).

*Deborah Farrell, 28 32 Old Slip New York, NY 10005	Assistant Secretary

Assistant Secretary--Goldman Sachs Variable Insurance Trust (registered investment company) (since 1997); Legal Products Analyst, Goldman Sachs (since December 1998); Legal Assistant, Goldman Sachs (January 1996--December 1998); Assistant Secretary to the Funds Group (1996 to present); and Executive Secretary, Goldman Sachs (January 1994 - January 1996).

*Kaysie P. Uniacke, 39 32 Old Slip New York, NY 10005	Assistant Secretary

Assistant Secretary--Goldman Sachs Variable Insurance Trust (registered investment company) (since 1997); Managing Director, GSAM (since 1997); Vice President and Senior Portfolio Manager, GSAM (1988 to 1997).

*Elizabeth D. Anderson, 30 32 Old Slip New York, NY 10005	Assistant Secretary

Assistant Secretary--Goldman Sachs Variable Insurance Trust (registered investment company) (since 1997); Portfolio Manager, GSAM (since April 1996); Junior Portfolio Manager, GSAM (1995-April 1996); and Funds Trading Assistant, GSAM (1993-1995).

Name, Age and Address	Positions With Trust	Principal Occupation(s) During Past 5 Years

*Amy E. Belanger, 30 32 Old Slip New York, NY 10005	Assistant Secretary

Assistant Secretary--Goldman Sachs Variable Insurance Trust (registered investment company) (since 1999); Vice President, Goldman Sachs (since June 1999); Counsel, Goldman Sachs (since 1998); and Associate of Dechert Price & Rhoads (September 1996-1998).

Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the Investment Adviser and/or distributor. As of March 17, 2000 the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each of the Series.

The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1999:

Name of Trustee	Aggregate Compensation from the Series	Pension or Retirement Benefits Accrued as Part of Series' Expenses	Total Compensation from Goldman Sachs Trust and the Goldman Sachs Funds complex (including the Series)[2]
Ashok N. Bakhru[1]	$42,139	$0	$136,000
David B. Ford	0	0	0
Douglas C. Grip	0	0	0
John P. McNulty	0	0	0
Mary P. McPherson	31,321	0	101,000
Alan A. Shuch	0	0	0
Jackson W. Smart, Jr.[3]	31,321	0	101,000
William H. Springer	31,321	0	101,000
Richard P. Strubel	31,321	0	101,000

1 Includes compensation as Chairman of the Board of Trustees.

2 The Goldman Sachs Funds Complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 51 mutual funds, including the 17 money market funds, on December 31, 1999. Goldman Sachs Variable Insurance Trust consisted of 16 mutual funds on December 31, 1999.

3 Mr. Smart passed away in June 2000.

THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT

The Investment Adviser

As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, a unit of the IMD of Goldman Sachs, serves as the Investment Adviser to the Series. Under the Management Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Series, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Series, acts as Investment Adviser and directs the investments of the Series. In addition, GSAM administers the Series' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical, recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly, at an annual rate of .35% and .205% of each ILA Portfolio's and Financial Square Fund's average daily net assets, respectively. GSAM has agreed to reduce or otherwise limit the operating expenses of the respective Series, excluding, among other categories of expenses, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses, on an annualized basis, as described in the Series' Prospectus. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Series' estimated annualized expense ratio and the expense limit for that Series. This amount will be reduced by any prior payments related to the current fiscal year. GSAM voluntarily agreed to waive a portion of its management fee for each Financial Square Fund during the fiscal year ended December 31, 1999. Goldman Sachs has agreed to permit the Financial Square Funds and the ILA Portfolios to use the name "Goldman Sachs" or a derivative thereof as part of each Financial Square Fund's name for as long as the Management Agreement is in effect.

Goldman Sachs has authorized any of its directors, partners, officers and employees who have been elected or appointed to the position of Trustee or officer of the Trust to serve in the capacities in which they have been elected and appointed.

The Trust, on behalf of each Series, is responsible for all expenses other than those expressly borne by GSAM under the Series' Management Agreement. The expenses borne by shares of each Series include, without limitation, the fees payable to GSAM, the fees and expenses under the Trust's distribution, administration, service, select and other plans, the fees and expenses of the Series' custodian, fees and expenses of the Series' transfer agent, filing fees for the registration or qualification of shares under federal or state securities laws, expenses of the organization of the Series, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Series for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Series), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to shareholders and regulatory authorities, each Series' proportionate share of the compensation and expenses of its "non-interested" Trustees, and extraordinary expenses incurred by the Series.

The Management Agreement entered into on behalf of the ILA Portfolios (the "ILA Management Agreement") was most recently approved by the Board of Trustees, including the "non-interested" Trustees, on April 25, 2000 and by the shareholders of each ILA Portfolio (other than the ILA Treasury Instruments and ILA Tax-Exempt New York Portfolios) on April 19, 1990 and by the shareholders of the ILA Treasury Instruments and ILA Tax-Exempt New York Portfolios on June 3, 1991. The ILA Management Agreement will remain in effect until June 30, 2001 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular ILA Portfolio, as defined in the Act, and, in either case, by a majority of "non-interested" Trustees.

For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the amount of the management fee incurred by each ILA Portfolio was as follows:

ILA Portfolio	1999	1998	1997

Prime Obligations Portfolio	$ 3,897,948	$3,665,907	$4,412,869
Money Market Portfolio	6,253,719	5,096,528	3,744,112
Treasury Obligations Portfolio	2,329,913	2,662,028	2,682,436
Treasury Instruments Portfolio	2,367,541	1,719,014	1,250,151
Government Portfolio	1,521,689	1,703,454	2,258,653
Federal Portfolio	11,279,837	7,835,799	5,630,323
Tax-Exempt Diversified Portfolio	5,795,921	4,968,471	4,244,463
Tax-Exempt California Portfolio	2,537,365	2,294,224	1,803,245
Tax-Exempt New York Portfolio	635,270	412,164	300,711

GSAM agreed not to impose a portion of its advisory fees for the fiscal years ended December 31, 1998 and December 31, 1997 with respect to the ILA Money Market, ILA Treasury Instruments, ILA Federal, ILA Tax-Exempt Diversified and ILA Tax-Exempt New York Portfolios. Had such fees been imposed, the following additional fees would have been incurred for the periods indicated:

ILA Portfolio	1998	1997

Money Market Portfolio	$224,681	$ 525,057
Treasury Instruments Portfolio	781,082	1,551,858
Federal Portfolio	1,942,882	3,925,458
Tax-Exempt Diversified Portfolio	1,016,544	1,543,881
Tax-Exempt New York Portfolio	67,141	93,920

In addition, GSAM assumed certain expenses related to the operations of each ILA Portfolio during various periods of 1999, 1998, and 1997 to the extent such expenses would have caused each ILA Portfolio's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the following additional expenses would have been incurred for such years:

ILA Portfolio	1999	1998	1997

Prime Obligations Portfolio	$41,962	$46,293	$160,669
Money Market Portfolio	0	297,382	67,224
Treasury Obligations Portfolio	0	87,462	6,756
Treasury Instruments Portfolio	0	159,394	80,196
Government Portfolio	90,702	114,600	30,990
Federal Portfolio	0	234,644	44,904
Tax-Exempt Diversified Portfolio	0	0	1,052
Tax-Exempt California Portfolio	0	0	21,406
Tax-Exempt New York Portfolio	17,287	141,226	25,375

The ILA Tax-Exempt California Portfolio has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Portfolio's expenses. For the fiscal year ended December 31, 1999, the Portfolio's custody fees were reduced by approximately $77,882 under such arrangement.

The FS Management Agreement entered into on behalf of the Financial Square Funds was most recently approved by the Trustees, including the "non-interested" Trustees, on April 25, 2000. The Financial Square Funds' shareholders approved the FS Management Agreement on April 21, 1997. The FS Management Agreement will remain in effect until June 30, 2001 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Financial Square Fund (as defined in the Act) and, in either case, by a majority of "non-interested" Trustees.

Prior to May 1, 1997, the Financial Square Funds then in operation had separate investment advisory and administration agreements. Effective May 1, 1997 the services under such agreements were combined in the Management Agreement (the "FS Management Agreement"). The services required to be performed for the Financial Square Funds and the combined advisory and administration fees payable by the Financial Square Funds under the former advisory and administration agreements are identical to the services and fees under the FS Management Agreement. For the fiscal years ended December 31, 1999, December 31, 1998, and December 31, 1997 the amounts of the management fee (including both advisory and administration fees) incurred by each Financial Square Fund were as follows:

	1999	1998	1997
Financial Square Fund

FS Prime Obligations Fund	$13,046,992	$9,711,034	$8,706,734
FS Money Market Fund	13,441,727	10,320,883	8,298,316
FS Treasury Obligations Fund	7,132,148	7,933,124	5,329,826
FS Government Fund	5,080,264	4,643,079	3,562,882
FS Tax-Free Fund	2,961,099	2,406,049	1,405,152
FS Treasury Instruments Fund(1)	736,284	733,510	383,414
FS Federal Fund(1)	6,939,787	4,301,134	1,623,443

_______________________

(1) FS Treasury Instruments Fund and FS Federal Fund commenced operations on March 3, 1997 and February 28, 1997, respectively.

During the periods presented, GSAM agreed voluntarily that it would not impose a portion of its management fee. Had such fees been imposed, the following additional fees (including both advisory and administration fees) would have been incurred by these Series for the periods indicated:

	1999	1998	1997
Financial Square Fund

FS Prime Obligations Fund	$2,686,147	$1,999,543	$1,792,563
FS Money Market Fund	2,767,248	2,124,889	1,708,477
FS Treasury Obligations Fund	1,468,383	1,633,292	1,097,197
FS Government Fund	1,048,119	955,928	733,442
FS Tax-Free Fund	609,445	494,669	289,296
FS Treasury Instruments Fund(1)	151,607	151,018	80,267
FS Federal Fund(1)	1,428,690	885,516	344,281

__________________________

(1) FS Treasury Instruments Fund and FS Federal Fund commenced operations on March 3, 1997 and February 28, 1997, respectively.

In addition, GSAM assumed certain expenses related to the operations of each Financial Square Fund during various periods of 1999, 1998 and 1997 to the extent such expenses would have caused each Fund's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the Series would have incurred the following additional expenses:

	1999	1998	1997
Financial Square Fund

FS Prime Obligations Fund	$619,596	$957,241	$718,967
FS Money Market Fund	571,930	412,192	791,686
FS Treasury Obligations Fund	382,968	694,383	574,345
FS Government Fund	128,911	319,735	512,637
FS Tax-Free Fund	0	183,532	166,670
FS Treasury Instruments Fund(1)	103,016	298,407	162,710
FS Federal Fund(1)	393,045	384,419	567,341

(1) FS Treasury Instruments Fund and FS Federal Fund commenced operations on March 3, 1997 and February 28, 1997, respectively.

The ILA Management and FS Management Agreements provide that GSAM shall not be liable to an ILA Portfolio or Financial Square Fund for any error of judgment by GSAM or for any loss sustained by the ILA Portfolio or Financial Square Fund except in the case of GSAM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The ILA Management and FS Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated with respect to any particular ILA Portfolio or Financial Square Fund without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that ILA Portfolio or Financial Square Fund on 60 days' written notice to GSAM or by GSAM without penalty at any time on 90 days' (60 days with respect to an Financial Square Fund) written notice to the Trust.

In managing the Goldman Sachs Money Market Funds, GSAM will draw upon the Goldman Sachs Credit Department. The Credit Department provides credit risk management for our portfolios through a team of 108 professionals who contribute a combination of industry analysis, fund-specific expertise and global capacity (through their local presence in foreign markets). The credit department continuously monitors all issuers approved for investment by the money market funds by monitoring news stories, business developments, financial information and ratings, as well as occasional discussion with issuer management and rating agency analysts. The Credit Department receives rating agency reports and rating change information electronically and via fax as well as reports from Goldman's Research Department. Specifically with respect to managing the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Money Market Fund, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

The Distributor and Transfer Agent

Goldman Sachs, 85 Broad Street, New York, NY 10004 acts as principal underwriter and distributor of each Series' shares. Shares of the Series are offered and sold on a continuous basis by Goldman Sachs, acting as agent. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on April 25, 2000. Goldman Sachs retained approximately $800, $2,000, $10,530 of commissions on redemptions of ILA Class B and ILA Class C shares during 1999, 1998 and 1997, respectively. Goldman Sachs also serves as the Series' transfer agent. Goldman Sachs provides customary transfer agency services to the Series, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs receives .04% (on an annualized basis) of the average daily net assets with respect to each class of each ILA Portfolio. Goldman Sachs currently imposes no fees under its transfer agency agreement with the Financial Square Funds.

For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the ILA Portfolios incurred transfer agency fees as follows:

	1999	1998	1997

Prime Obligations Portfolio	$445,314	$438,389	$535,143
Money Market Portfolio	714,161	608,138	487,902
Treasury Obligations Portfolio	266,274	304,232	306,564
Treasury Instruments Portfolio	270,576	285,734	320,230
Government Portfolio	173,909	194,680	258,132
Federal Portfolio	1,289,124	1,117,564	1,092,179
Tax-Exempt Diversified Portfolio	662,391	684,002	661,525
Tax-Exempt California Portfolio	289,985	262,197	206,085
Tax-Exempt New York Portfolio	72,603	54,776	45,100

Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Series. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, along with other units of IMD, had assets under management of approximately $258.5 billion.

Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Adviser and Goldman Sachs and their affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Series or impede their investment activities.

Goldman Sachs and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates have proprietary interests in, and may manage or advise, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Series and/or which engage in transactions in the same types of securities, currencies and instruments as the Series. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Series invest, which could have an adverse impact on each Series performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Series' transactions and thus at prices or rates that may be more or less favorable. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Series, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Series.

From time to time, the Series' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with their management of the Series, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Series in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Series and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Series. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Series.

The results of each Series' investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Series. Moreover, it is possible that a Series will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Series' activities, but will not be involved in the day-to-day management of such Series. In such instances, those individuals may, as a result, obtain information regarding the Series' proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Series invests.

In addition, certain principals and certain of the employees of the Investment Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Series should be aware.

The Investment Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Series, and such party may have no incentive to assure that the Series obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Series invest or which may be based on the performance of a Series. The Series may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Series. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Series will deal with Goldman Sachs and its affiliates on an arms-length basis.

Each Series will be required to establish business relationships with its counterparties based on the Series' own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Series' establishment of its business relationships, nor is it expected that a Series' counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Series' creditworthiness.

From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Series in order to increase the assets of the Series. Increasing a Series' assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Series' expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Series acquired for its own account. A large redemption of shares of a Series by Goldman Sachs could significantly reduce the asset size of the Series, which might have an adverse effect on a Series' investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Series and other shareholders in deciding whether to redeem its shares.

It is possible that a Series' holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Series' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Series' Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Series.

PORTFOLIO TRANSACTIONS

GSAM places the portfolio transactions of the Series and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Series and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Series are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Series buy, hold or sell. An order has been granted by the SEC under the Act which permits the Series to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Series may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

Under the Act, the Series are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under the Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Series' ability to purchase debt securities in the primary market may from time to time be limited.

In certain instances there may be securities which are suitable for more than one Series as well as for one or more of the other clients of GSAM. Investment decisions for each Series and for GSAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same Investment Adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Series is concerned. Each Series believes that over time its ability to participate in volume transactions will produce better executions for the Series.

During the fiscal year ended December 31, 1999, the Series acquired and sold securities of their regular broker/dealers: Donaldson, Lufkin and Jenrette, Swiss Bank Corp., Salomon Smith Barney, NationsBank, Barclays Bank, ABN Amro Securities, Deutsche Bank, Lehman Brothers, Bear Stearns and Morgan Stanley Dean Witter.

As of December 31, 1999, each ILA Portfolio held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): ILA Prime Obligations Portfolio: Donaldson, Lufkin and Jenrette ($126,504), Barclays Bank ($73,794), Morgan Stanley Dean Witter ($31,502); ILA Money Market Portfolio: Donaldson, Lufkin and Jenrette ($95,004), Salomon Smith Barney ($19,883), Barclays Bank ($55,419), Deutsche Bank ($39,997), Morgan Stanley Dean Witter ($46,426); ILA Government Portfolio: Donaldson, Lufkin and Jenrette ($7,704), Barclays Bank ($4,494), ABN Amro Securities ($15,000); ILA Treasury Obligations Portfolio: Donaldson, Lufkin and Jenrette ($20,071), Salomon Smith Barney ($32,000 and $40,000), Barclays Bank ($23,042), ABN Amro Securities ($32,000), Bear Stearns ($32,000), Morgan Stanley Dean Witter ($24,000).

As of December 31, 1999, each Financial Square Fund held the following amounts of securities of its regular broker/dealers as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): Financial Square Prime Obligations Fund: Donaldson, Lufkin and Jenrette ($188,100), Salomon Smith Barney ($74,544), NationsBank ($50,000), Barclays Bank ($109,725), Bear Stearns ($44,855), Morgan Stanley Dean Witter ($284,439); Financial Square Money Market Fund: Donaldson, Lufkin and Jenrette ($49,508), Salomon Smith Barney ($49,946), Barclays Bank ($72,711), Bear Stearns ($149,926), Swiss Bank Corp. ($71,482), CS First Boston ($95,000); Financial Square Treasury Obligations Fund: Donaldson, Lufkin and Jenrette ($492,976), Salomon Smith Barney ($188,000), Barclays Bank ($396,236), ABN Amro Securities ($193,000), Bear Stearns ($188,000), Morgan Stanley Dean Witter ($176,000); Financial Square Government Fund: Donaldson, Lufkin and Jenrette ($217,512), Barclays Bank ($126,882), ABN Amro Securities ($100,000), Morgan Stanley Dean Witter ($132,000).

NET ASSET VALUE

The net asset value per share of each Series (except for FS Prime Obligations Fund, FS Government Fund, and FS Treasury Obligations Fund) is determined by the Series' custodian as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) (in the case of the FS Prime Obligations Fund, FS Government Fund, and FS Treasury Obligations Fund, net asset value is determined normally, but not always, at 5:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

In the event that the New York Stock Exchange adopts different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Series may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Each Series' securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $ 1.00 per share, which the Board of Trustees has determined to be in the best interest of each Series and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Series would receive if it sold the instrument. During such periods, the yield to an investor in a Series may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Series may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Series resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Series would be able to obtain a somewhat higher yield if he or she purchased shares of the Series on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Series would receive less investment income. The converse would apply in a period of rising interest rates.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Series by the Trustees, at such intervals as they deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Each Series may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Series' shares.

In order to continue to use the amortized cost method of valuation for each Series' investments, the Series must comply with Rule 2a-7. See "Investment Restrictions."

The proceeds received by each Series for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Series and constitute the underlying assets of that Series. The underlying assets of each Series will be segregated on the books of account, and will be charged with the liabilities in respect to such Series and with a share of the general liabilities of the Trust. Expenses with respect to the Series are to be allocated in proportion to the net asset values of the respective Series except where allocations of direct expenses can otherwise be fairly made. In addition, within each Series, ILA Shares, ILA Administration Shares, ILA Service Shares, ILA Class B and Class C Shares, ILA Cash Management Shares, FST Shares, FST Administration Shares, FST Service Shares, FST Preferred Shares and FST Select Shares (if any) will be subject to different expense structures (see "Organization and Capitalization").

REDEMPTIONS

The Trust may suspend the right of redemption of shares of a Series and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Series' shares.

The Trust agrees to redeem shares of each Series solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Series' portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

A FST shareholder of any Financial Square Fund with balances in excess of $100 million may elect to have a special account with State Street for the purpose of redeeming shares from its account in that Series by check. When State Street receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. Cancelled checks will be returned to the shareholder by State Street. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.

The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder's account, the check will be returned unpaid, and the shareholder may be subject to extra charges.

Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or shareholders in general. The Trust and State Street reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Series.

CALCULATION OF YIELD QUOTATIONS

From time to time, each Series may advertise its yield, effective yield, tax-equivalent yield, tax-equivalent effective yield and total return. Yield, effective yield, tax-equivalent yield, tax-equivalent effective yield and total return are calculated separately for each class of shares of a Series. Each type of share is subject to different fees and expenses and may have differing yields for the same period.

Each Series' yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

The yield of a Series refers to the income generated by an investment in that Series over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The yield quotation is computed as follows: the net change, exclusive of capital changes and income other than investment income (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Series.

Each Series also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

Effective Yield = [(base period return + 1)365/7]-1

The effective yield will be slightly higher than the yield because of the compounding effect of reinvestment.

The ILA Treasury Instruments Portfolio, ILA Federal Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund, FS Federal Fund, and FS Tax-Free Fund may also advertise a tax-equivalent yield and tax-equivalent effective yield. Tax-equivalent yield is computed by dividing that portion of a Series' yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt. Tax-equivalent effective yield is computed by dividing that portion of a Series' effective yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the effective yield of the Series that is not tax-exempt.

Total return is determined by computing the percentage change in value of $1,000 invested at the maximum public offering price for a specified period, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Series may furnish total return calculations based on cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the investment results for a Series are based on historical performance and will fluctuate from time to time. Any presentation of a Series' yield, effective yield, tax-equivalent yield, tax-equivalent effective yield or total return for any prior period should not be considered a representation of what an investment may earn or what a Series' yield, effective yield, tax equivalent yield, tax equivalent effective yield or total return may be in any future period. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Series. The return of a Series may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

The yield performance below is for each class of shares of the ILA Portfolios, which would have similar yields because each class of shares will be invested in the same portfolio of securities. Yields will differ only to the extent that classes do not have the same expenses. In reviewing this performance information, you should be aware that ILA Shares have no service fee, ILA Administration Shares have a .15% administration fee, ILA Service Shares have a .40% service fee, ILA Class B and Class C Shares have a .75% distribution fee and a .25% service fee with respect to ILA Prime Obligations Portfolio and ILA Cash Management Shares have a .50% service fee and a .50% distribution fee. Prior to the date of this Additional Statement, the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio and ILA Federal Portfolio had not offered ILA Cash Management Shares and, accordingly, no performance information is available. The yield, effective yield, tax-equivalent yield and tax-equivalent effective yield of each ILA Portfolio for the seven-day period ended December 31, 1999 were as follows:

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield

ILA Prime Obligations Portfolio:
ILA Shares	5.14%	5.27%	N/A	N/A
ILA Administration Shares	4.99%	5.11%	N/A	N/A
ILA Service Shares	4.74%	4.85%	N/A	N/A
ILA Class B Shares	4.14%	4.22%	N/A	N/A
ILA Class C Shares	4.14%	4.22%	N/A	N/A
ILA Cash Management Shares	4.57%	4.67%	N/A	N/A

ILA Money Market Portfolio:
ILA Shares	5.36%	5.50%	N/A	N/A
ILA Administration Shares	5.21%	5.34%	N/A	N/A
ILA Service Shares	4.96%	5.08%	N/A	N/A
ILA Cash Management Shares	4.79%	4.90%	N/A	N/A

ILA Treasury Obligations Portfolio:
ILA Shares	4.50%	4.60%	N/A	N/A
ILA Administration Shares	4.35%	4.44%	N/A	N/A
ILA Service Shares	4.10%	4.18%	N/A	N/A
ILA Cash Management Shares	N/A	N/A	N/A	N/A

ILA Treasury Instruments Portfolio:
ILA Shares	4.87%	4.99%	N/A	N/A
ILA Administration Shares	4.72%	4.83%	N/A	N/A
ILA Service Shares	4.47%	4.57%	N/A	N/A
ILA Cash Management Shares	N/A	N/A	N/A	N/A

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield

ILA Government Portfolio:
ILA Shares	5.33%	5.47%	N/A	N/A
ILA Administration Shares	5.18%	5.31%	N/A	N/A
ILA Service Shares	4.93%	5.05%	N/A	N/A
ILA Cash Management Shares	4.76%	4.87%	N/A	N/A

ILA Federal Portfolio:
ILA Shares	5.29%	5.43%	N/A	N/A
ILA Administration Shares	5.14%	5.27%	N/A	N/A
ILA Service Shares	4.89%	5.01%	N/A	N/A
ILA Cash Management Shares	N/A	N/A	N/A	N/A

ILA Tax-Exempt Diversified Portfolio:
ILA Shares	4.13%	4.22%	6.84%	6.99%
ILA Administration Shares	3.98%	4.06%	6.59%	6.72%
ILA Service Shares	3.73%	3.80%	6.18%	6.29%
ILA Cash Management Shares	3.56%	3.62%	5.85%	5.99%

ILA Tax-Exempt California Portfolio*
ILA Shares	3.67%	3.74%	6.08%	6.19%
ILA Administration Shares	3.52%	3.58%	5.83%	5.93%
ILA Service Shares**	3.27%	3.32%	5.41%	5.50%
ILA Cash Management Shares	3.10%	3.15%	5.13%	5.22%

ILA Tax-Exempt New York Portfolio***
ILA Shares	4.08%	4.16%	6.75%	6.89%
ILA Administration Shares	3.93%	4.00%	6.51%	6.62%
ILA Service Shares**	3.68%	3.74%	6.09%	6.19%
ILA Cash Management Shares	3.51%	3.57%	5.81%	5.91%

*	Tax-equivalent yields would be 6.85%, 6.57%, 6.10% and 5.79% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking California State taxes into account. Tax-equivalent effective yields would be 6.98%, 6.68%, 6.20% and 5.88% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking California State taxes into account.
**	Assuming such Shares had been outstanding and were subject to maximum service fees.
***

Tax-equivalent yields would be 7.25%, 6.99%, 6.54% and 6.24% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking New York State taxes into account, and 7.56%, 7.28%, 6.82% and 6.51%, respectively, when taking New York City taxes into account. Tax equivalent effective yields would be 7.39%, 7.11%, 6.65% and 6.35%, respectively, when taking New York State taxes into account, and 7.71%, 7.41%, 6.93% and 6.62%, respectively, when taking New York City taxes into account.

The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Investment Adviser. See "The Investment Adviser, Distributor and Transfer Agent." In the absence of such fee reductions and expense limitations, the yield of each ILA Portfolio for the same period would have been as follows:

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield

ILA Prime Obligations Portfolio:
ILA Shares	5.13%	5.26%	N/A	N/A
ILA Administration Shares	4.98%	5.10%	N/A	N/A
ILA Service Shares	4.73%	4.84%	N/A	N/A
ILA Class B Shares	4.13%	4.21%	N/A	N/A
ILA Class C Shares	4.13%	4.21%	N/A	N/A
ILA Cash Management Shares	4.56%	4.66%	N/A	N/A

ILA Money Market Portfolio:
ILA Shares	5.36%	5.50%	N/A	N/A
ILA Administration Shares	5.21%	5.34%	N/A	N/A
ILA Service Shares	4.96%	5.08%	N/A	N/A
ILA Cash Management Shares	4.36%	4.47%	N/A	N/A

ILA Treasury Obligations Portfolio:
ILA Shares	4.50%	4.60%	N/A	N/A
ILA Administration Shares	4.35%	4.44%	N/A	N/A
ILA Service Shares	4.10%	4.18%	N/A	N/A
ILA Cash Management Shares	N/A	N/A	N/A	N/A

ILA Treasury Instruments Portfolio:
ILA Shares	4.87%	4.99%	N/A	N/A
ILA Administration Shares	4.72%	4.83%	N/A	N/A
ILA Service Shares	4.47%	4.57%	N/A	N/A
ILA Cash Management Shares	N/A	N/A	N/A	N/A

ILA Government Portfolio:
ILA Shares	5.31%	5.45%	N/A	N/A
ILA Administration Shares	5.16%	5.29%	N/A	N/A
ILA Service Shares	4.91%	5.03%	N/A	N/A
ILA Cash Management Shares	4.74%	4.85%	N/A	N/A

ILA Federal Portfolio:
ILA Shares	5.29%	5.43%	N/A	N/A
ILA Administration Shares	5.14%	5.27%	N/A	N/A
ILA Service Shares	4.89%	5.01%	N/A	N/A
ILA Cash Management Shares	N/A	N/A	N/A	N/A

ILA Tax-Exempt Diversified Portfolio:
ILA Shares	4.13%	4.22%	6.84%	6.99%
ILA Administration Shares	3.98%	4.06%	6.59%	6.72%
ILA Service Shares	3.73%	3.80%	6.18%	6.29%
ILA Cash Management Shares	3.13%	3.19%	5.42%	5.56%

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield

ILA Tax-Exempt California Portfolio*
ILA Shares	3.67%	3.74%	6.08%	6.19%
ILA Administration Shares	3.52%	3.58%	5.83%	5.93%
ILA Service Shares**	3.27%	3.32%	5.41%	5.50%
ILA Cash Management Shares	2.67%	2.72%	4.70%	4.79%

ILA Tax-Exempt New York Portfolio***
ILA Shares	4.08%	4.16%	6.75%	6.89%
ILA Administration Shares	3.93%	4.00%	6.51%	6.62%
ILA Service Shares**	3.68%	3.74%	6.09%	6.19%
ILA Cash Management Shares	3.51%	3.57%	5.81%	5.91%

*	Tax-equivalent yields would be 6.85%, 6.57%, 6.10% and 5.79% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking California State taxes into account. Tax-equivalent effective yields would be 6.98%, 6.68%, 6.20% and 5.88% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, when taking California State taxes into account.
**	Assuming such Shares had been outstanding and were subject to maximum service fees.
***	Tax-equivalent yields would be 7.25%, 6.99%, 6.54% and 6.24% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking New York State taxes into account, and 7.56%, 7.28%, 6.82% and 6.51%, respectively, when taking New York City taxes into account. Tax-equivalent effective yields would be 7.39%, 7.11%, 6.65% and 6.35% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking New York State taxes into account, and 7.71%, 7.41%, 6.93% and 6.62%, respectively, when taking New York City taxes into account.

FST Select Shares of the Financial Square Funds commenced operations after December 31, 1999. The yield performance below is for other classes of shares that would have similar yields because each class of shares will be invested in the same portfolio of securities. Yields will differ only to the extent that classes do not have the same expenses. In reviewing this performance information, you should be aware that FST Shares have no service fee, FST Administration Shares have a .25% administration fee, FST Service Shares have a .50% service fee and FST Preferred Shares have a .10% preferred administration fee while FST Select Shares have a service fee of .03%. The yield, effective yield, tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund for the seven-day period ended December 31, 1999 were as follows:

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield

FS Prime Obligations Fund:
FST Shares	5.63%	5.79%	N/A	N/A
FST Administration Shares	5.38%	5.53%	N/A	N/A
FST Service Shares	5.13%	5.26%	N/A	N/A
FST Preferred Shares	5.53%	5.69%	N/A	N/A

FS Money Market Fund:
FST Shares	5.66%	5.82%	N/A	N/A
FST Administration Shares	5.41%	5.55%	N/A	N/A
FST Service Shares	5.16%	5.29%	N/A	N/A
FST Preferred Shares	5.56%	5.71%	N/A	N/A

FS Treasury Obligations Fund:
FST Shares	4.72%	4.83%	N/A	N/A
FST Administration Shares	4.47%	4.57%	N/A	N/A
FST Service Shares	4.22%	4.31%	N/A	N/A
FST Preferred Shares	4.62%	4.72%	N/A	N/A

FS Treasury Instruments Fund:
FST Shares	5.09%	5.22%	N/A	N/A
FST Administration Shares	4.84%	4.96%	N/A	N/A
FST Service Shares	4.59%	4.70%	N/A	N/A
FST Preferred Shares	4.99%	5.12%	N/A	N/A

FS Government Fund:
FST Shares	5.30%	5.44%	N/A	N/A
FST Administration Shares	5.05%	5.17%	N/A	N/A
FST Service Shares	4.80%	4.91%	N/A	N/A
FST Preferred Shares	5.20%	5.33%	N/A	N/A

FS Federal Shares:
FST Shares	5.56%	5.71%	N/A	N/A
FST Administration Shares	5.31%	5.45%	N/A	N/A
FST Service Shares	5.06%	5.19%	N/A	N/A
FST Preferred Shares	5.46%	5.61%	N/A	N/A

FST Tax-Free Fund:
FST Shares	4.40%	4.49%	7.28%	7.43%
FST Administration Shares	4.15%	4.23%	6.87%	7.00%
FST Service Shares	3.90%	3.97%	6.46%	6.57%
FST Preferred Shares	4.30%	4.39%	7.12%	7.27%

Information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Investment Adviser. See "The Investment Adviser, Distributor and Transfer Agent." In the absence of such fee reductions, the yield, effective yield, the tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund (no FST Select Shares were outstanding as of December 31, 1999) for the same period would have been as follows:

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield

FS Prime Obligations Fund:
FST Shares	5.60%	5.76%	N/A	N/A
FST Administration Shares	5.35%	5.49%	N/A	N/A
FST Service Shares	5.10%	5.23%	N/A	N/A
FST Preferred Shares	5.50%	5.65%	N/A	N/A

FS Money Market Fund:
FST Shares	5.60%	5.76%	N/A	N/A
FST Administration Shares	5.35%	5.50%	N/A	N/A
FST Service Shares	5.10%	5.23%	N/A	N/A
FST Preferred Shares	5.50%	5.66%	N/A	N/A

FS Treasury Obligations Fund:
FST Shares	4.65%	4.76%	N/A	N/A
FST Administration Shares	4.42%	4.52%	N/A	N/A
FST Service Shares	4.17%	4.26%	N/A	N/A
FST Preferred Shares	4.57%	4.68%	N/A	N/A

FS Treasury Instruments Fund:
FST Shares	5.11%	5.24%	N/A	N/A
FST Administration Shares	4.86%	4.98%	N/A	N/A
FST Service Shares	4.61%	4.71%	N/A	N/A
FST Preferred Shares	5.01%	5.13%	N/A	N/A

FS Government Fund:
FS Shares	5.26%	5.40%	N/A	N/A
FST Administration Shares	5.01%	5.13%	N/A	N/A
FST Service Shares	4.76%	4.87%	N/A	N/A
FST Preferred Shares	5.16%	5.29%	N/A	N/A

FS Federal Fund:
FST Shares	5.52%	5.67%	N/A	N/A
FST Administration Shares	5.27%	5.41%	N/A	N/A
FST Service Shares	5.02%	5.14%	N/A	N/A
FST Preferred Shares	5.42%	5.56%	N/A	N/A

FS Tax-Free Fund:
FST Shares	4.40%	4.49%	7.28%	7.43%
FST Administration Shares	4.15%	4.23%	6.87%	7.00%
FST Service Shares	3.90%	3.97%	6.46%	6.57%
FST Preferred Shares	4.30%	4.39%	7.12%	7.27%

The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1999 are based on a federal marginal tax rate of 39.6%.

With respect to the ILA Tax-Exempt California Portfolio, the California top marginal State personal income tax rate of 9.3% is being assumed in addition to the 39.6% federal tax rate, for an effective combined tax rate of 45.2%. With respect to the ILA Tax-Exempt New York Portfolio, the tax-equivalent and tax-equivalent effective yields are being shown under three scenarios. The first scenario assumes, as noted above, a federal marginal tax rate of 39.6%, the second scenario assumes a New York top marginal State personal income tax rate of 6.85% for a combined effective tax rate of 43.74% (adjusted for the federal income tax benefit of deductible state and local taxes). The third scenario assumes a New York City top marginal personal income tax rate of 3.8276% in addition to the above federal and New York State tax rates, for a combined effective tax rate of 46.05% (adjusted for the federal income tax benefit of deductible state and local taxes). The combined tax rates assume full deductibility of state and, if applicable, city taxes in computing federal tax liability and does not incorporate the 3% phase-out for itemized deductions.

In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form a part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

From time to time any Series may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropal, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Series' performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, repurchase agreements and information prepared by recognized mutual fund statistical services. The Trust may also compare a Series' performance with that of other mutual funds with similar investment objectives.

The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Series. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Series to calculate its performance data.

A Series' performance data will be based on historical results and is not intended to indicate future performance. A Series' performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors. Return for a Series will fluctuate unlike certain bank deposits or other investments which pay a fixed yield or return.

The Trust may also, at its discretion, from time to time make a list of a Series' holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Series' investments and discussions of a Fund's current holdings.

In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to shareholders.

Information used in advertisement and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

  cost associated with aging parents;

  funding a college education (including its actual and estimated cost);

  health care expenses (including actual and projected expenses);

  long-term disabilities (including the availability of, and coverage provided by, disability insurance);

  retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

  asset allocation strategies and the benefits of diversifying among asset classes;

  the benefits of international and emerging market investments;

  the effects of inflation on investing and saving;

  the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

  measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

TAX INFORMATION

Note: The following summary and the tax summary in the Prospectuses are not intended as a substitute for careful tax planning. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Funds .

Each Series is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. If for any taxable year a Series does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gains at corporate rates without any deduction for dividends paid, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

There are certain tax requirements that all Series must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Series may have to limit their investment activities in some types of instruments. In order to qualify as a regulated investment company, each Series must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or Securities or certain other investments (the "90% Test"); and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Series' total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Series' total assets, and (ii) not more than 25% of the value of the Series' total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

Each Series, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to shareholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Series distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Series that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Series will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a nondeductible 4% federal excise tax, each Series must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Series paid no federal income tax.

Dividends paid by a Series from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of shareholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Series from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Series have been held by such shareholders, and also will not qualify for the corporate dividends-received deduction. A Series' net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of that Series. At December 31, 1999, the following Series had approximately the following amounts of capital loss carryforwards:

	Amount	Year of Expiration

ILA Tax-Exempt Diversified Portfolio	$146,000	2001 to 2005
ILA Tax-Exempt California Portfolio	31,000	2007
FS Tax-Free Fund	13,619	2005 to 2007

Distributions paid by the ILA Tax-Exempt Diversified, ILA Tax-Exempt California, ILA Tax-Exempt New York Portfolios or FS Tax-Free Fund from tax-exempt interest received by them and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Series' total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code (not including shares of other regulated investment companies that may pay exempt-interest dividends, because such shares are not treated as tax-exempt obligations for this purpose). Dividends paid by the other Series from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds," if any, received by a Series may constitute a tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular shareholders. In addition, all tax-exempt distributions of the Series may be considered in computing the "adjusted current earnings" preference item of their corporate shareholders in determining the corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's social security or certain railroad retirement benefits are taxable. To the extent that the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund

invest in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from federal income tax, or earn other taxable income, any distributions of income from such investments or other taxable income will be taxable to shareholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry shares of the Series will generally not be deductible. The availability of tax-exempt obligations and the value of the Series may be affected by restrictive tax legislation enacted in recent years.

In purchasing municipal obligations, the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund rely on opinions of nationally-recognized bond counsel as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Series do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Series' distributions attributable to interest the Series received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the amount of cash they would have received had they elected to receive cash.

Certain Series may be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. However, neither the Series nor its shareholders will be able to claim foreign tax credits with respect to any such taxes.

Redemptions (including exchanges) and other dispositions of shares in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Series successfully maintain a constant net asset value per share, but a loss may be recognized to the extent a contingent deferred sales charge ("CDSC") is imposed on the redemption or exchange of ILA Class B or Class C Shares. All or a portion of such a loss may be disallowed under applicable Code provisions in certain circumstances. Shareholders should consult their own tax advisers with reference to their circumstances to determine whether a redemption, exchange, or other disposition of Series' shares is properly treated as a sale for tax purposes.

All distributions (including exempt-interest dividends), whether received in shares or cash, must be reported by each shareholder who is required to file a federal income tax return. The Series will inform shareholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who receive exempt-interest dividends and have not held their shares of the applicable Series for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Series. Each shareholder should consult his or her own tax adviser to determine the tax consequences of an investment in a Series in the shareholder's own state and locality.

Shares of a Series that pays primarily exempt-interest dividends would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Series' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, a Series that pays primarily exempt-interest dividends may not be an appropriate investment for entities which are "substantial users" of facilities, financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities, or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Series, including the possibility that such a shareholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Series and, if a current IRS Form W-8, certificate of foreign status, or acceptable substitute is not on file with the Series, may be subject to backup withholding on certain payments.

State and Local

The Trust may be subject to state or local taxes in jurisdictions in which the Trust may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Series and its shareholders under such laws may differ from their treatment under federal income tax laws, and an investment in the Series may have tax consequences for shareholders that are different from those of a direct investment in the Series' securities. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Series in securities issued by the particular state or the U.S. government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. government obligations and/or (ii) exempt from intangible property tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.

Provided that the Series qualify as regulated investment companies and incur no federal income tax liability, the Series may still be subject to New York State and City minimum taxes, which are small in amount.

California State Taxation. The following discussion of California tax law assumes that the ILA Tax-Exempt California Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The ILA Tax-Exempt California Portfolio intends to qualify for each taxable year under California law to pay "exempt-interest dividends" which will be exempt from the California personal income tax.

Individual shareholders of the ILA Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California law. Distributions from the ILA Tax-Exempt California Portfolio which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Capital gains that are retained by the Portfolio will be taxed to that Portfolio, and California residents will receive no California personal income tax credit for such tax. Distributions other than exempt-interest dividends are includible in income subject to the California alternative minimum tax.

Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate shareholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includible in income subject to the alternative minimum tax.

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the ILA Tax-Exempt California Portfolio will not be deductible for California personal income tax purposes.

In addition, any loss realized by a shareholder of the ILA Tax-Exempt California Portfolio upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Portfolio may be disallowed under the "wash sale" rules.

New York City and State Taxation. Individual shareholders who are residents of New York State will be able to exclude for New York State income tax purposes that portion of the exempt-interest dividends properly designated as such from the ILA Tax-Exempt New York Portfolio which is derived from interest on obligations of New York State and its political subdivisions and obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual shareholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the ILA Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes. Distributions from the ILA Tax-Exempt New York Portfolio which are attributable to sources other than those described in this paragraph will generally be taxable to such shareholders as ordinary income.

Long-term capital gains, if any, that are distributed by the ILA Tax-Exempt New York Portfolio and are properly designated as capital gain dividends will be treated as capital gains for New York State and City income tax purposes in the hands of New York State and New York City residents.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Additional Statement in light of their particular tax situations.

This discussion of the tax treatment of the Portfolio and its shareholders is based on the tax laws in effect as of the date of this Additional Statement.

ORGANIZATION AND CAPITALIZATION

Each Series is a series of Goldman Sachs Trust, a Delaware business trust, established by a Declaration of Trust dated January 28, 1997. The Series were previously a series of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997.

The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized the issuance of up to four classes of shares of each of the ILA Portfolios: ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares. In addition, the Trustees have authorized a fifth and sixth class of shares, ILA Class B Shares and ILA Class C Shares, with respect to the Prime Obligations Portfolio. As of the date of this Additional Statement, the Trustees have authorized the issuance of up to five classes of shares of each of the Financial Square Funds: FST Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares and FST Select Shares.

Each ILA Share, ILA Administration Share, ILA Service Share, ILA Class B Share, ILA Class C Share, ILA Cash Management Share, FST Share, FST Service Share, FST Administration Share, FST Preferred Share and FST Select Share of a Series represents an equal proportionate interest in the assets belonging to that Series. It is contemplated that most shares (other than ILA Class B or Class C Shares) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. ILA Class B and Class C Shares generally are only issued upon exchange from Class B or Class C Shares, respectively, of other Series of the Goldman Sachs mutual funds. ILA Shares and FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution's investors. ILA Administration Shares and FST Administration Shares may be purchased for accounts held in the name of an investor or an institution that provides certain account administration services to its customers, including maintenance of account records of its customers and processing orders to purchase, redeem and exchange ILA Administration Shares or FST Administration Shares providing services to its customers intended to facilitate or improve the understanding of the benefits and risks of a Fund and provide facilities to answer inquiries and respond to customer correspondence. ILA Administration Shares of each ILA Portfolio bear the cost of administration fees at the annual rate of up to .15 of 1% of the average daily net assets of such Shares. FST Administration Shares of a Financial Square Fund bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net assets of such shares. ILA Service Shares and FST Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Service Shares or FST Service Shares, responding to customer inquiries and assisting customers with investment procedures. ILA Service shares bear the cost of service fees at the annual rate of up to .40 of 1% of the average daily net assets of such shares. FST Service Shares of a Financial Square Fund bear the cost of service fees at the annual rate of up to .50 of 1% of the average daily net assets of such shares. FST Preferred Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange FST Preferred Shares and provide services to its customers intended to facilitate or improve their understanding of the benefits and risks of a Fund. FST Preferred Shares of a Financial Square Fund bear the cost of preferred administration fees at an annual rate of up to .10 of 1% of the average daily net assets of such shares. FST Select Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange FST Select Shares. FST Select Shares of a Financial Square Fund bear the cost of service fees at an annual rate of up to .03 of 1% of the average daily net assets of such shares. ILA Class B Shares of the Prime Obligations Portfolio are sold subject to a CDSC up to 5.0%, and ILA Class C Shares are sold subject to a CDSC of 1.0% if redeemed within 12 months of purchase. ILA Class B and Class C Shares are sold primarily through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to .75 of 1% of the average daily net assets attributable to ILA Class B and Class C Shares, respectively. ILA Class B and Class C Shares also bear the cost of service fees at an annual rate of up to .25 of 1% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B and Class C Shares. ILA Cash Management Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Cash Management Shares, responding to customer inquiries and assisting customers with investment procedures. ILA Cash Management Shares bear the cost of service fees at the annual rate of up to .50 of 1% of the average daily net assets of such shares. ILA Cash Management Shares also bear the cost of distribution (Rule 12b-1) fees at an annual rate of .50 of 1% of the average daily net assets attributable to ILA Cash Management Shares. In addition, each class of ILA Shares bears its own transfer agency expenses.

It is possible that an institution or its affiliates may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares of the same Series. In the event a Series is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of shares of the Series. ILA Administration Shares, ILA Service Shares, ILA Class B Shares, ILA Class C Shares, ILA Cash Management Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares and FST Select Shares each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged only for shares of the same class in another ILA Portfolio or, in the case of the Prime Obligations Portfolio, shares of the corresponding class of certain other mutual funds sponsored by Goldman Sachs. Except as described above, the eleven classes of shares are identical. Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

When issued shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, serving or similar agent charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Series available for distribution to the shareholders of such class. All shares are freely transferable and have no preemptive, subscription or conversion rights.

In the interest of economy and convenience, the Trust does not issue certificates representing interests in the Series' or shares. Instead, the transfer agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Shares representing interests in a particular Series and any dividends and distributions paid by a Series are reflected in account statements from the transfer agent.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any respective series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees (a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

As of May 9, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Prime Obligations Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004-2456 (69%); and Chicago Trust Co. of CA, Attn: Operations Department, P.O. Box 1589, San Diego, CA 92112 (9%).

As of May 9, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Money Market Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004-2456 (77%); and Bank of New York, 48 Wall Street, New York, NY 10286 (16%).

As of May 9, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Treasury Obligations Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004-2456 (19%); First National Bank of Omaha, Trust Officer, P.O. Box 3128, Omaha, NE 68103 (9%); Bank of New York, STIF/FI Note, 1 Wall Street, Fl. 5, New York, NY 10286-0001 (47%); and Centennial Holdings, 1428 15th St., Denver, CO 80202 (7%).

As of May 9, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Treasury Instruments Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York NY, 10004-2456 (24%); Bank of New York, 1 Wall Street, Fl. 5, New York, NY 10286 (15%); Emerald Partners, 237 Park Ave., Suite 801, New York, NY 10017-3140 (35%); and First National Bank of Santa Fe, Attn: Jerry Pogemiller, AVP&TO, P.O. Box 609, Santa Fe, NM 87504-0609 (10%).

As of May 9 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Government Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004-2456 (39%); and Mercantile Bank of St. Louis, Mandell & Company, P.O. Box 387 MPO, St. Louis, MO 63101 (16%).

As of May 9, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Federal Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004-2456 (82%); and Bank of New York, 48 Wall Street, New York, NY 10286 (6%).

As of May 9, 2000, the entity noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Tax-Exempt Diversified Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 -2456 (88%).

As of May 9, 2000, the entity noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Tax-Exempt California Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004-2456 (97%).

As of May 9, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Tax-Exempt New York Portfolio: Goldman Sachs Funds Group, 85 Broad Street, New York, NY 10004 2456 (86%); and Bank of New York, 48 Wall Street, New York, NY 10286 (12%).

As of May 9, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Prime Obligations Fund: Commerce Bank of Kansas City, P.O. Box 248, Kansas City, MO 64141 (6%) and Goldman Sachs Funds Group, 85 Broad Street, New York, NY 1004-2456 (5%).

As of May 9, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Money Market Fund: Goldman Sachs & Co., 85 Broad Street, New York, NY 10004-2456 (27%); Exodus Communications, Inc., Attn: Mike Healy, 2650 San Tomas Expy, Santa Clara, CA 95051 (6%); and Citicorp Trust N.A., Custodian, Attn: Joan D'Andrea, 400 Royal Palm Way, Fl. 3, Palm Beach, FL 33480-4113 (6%).

As of May 9, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Treasury Obligations Fund: Commerce Bank of Kansas City, P.O. Box 248, Kansas City MO 64141 (10%); Fulton Bank, P.O. Box 3215, Lancaster PA 17604-3215, (7%); Mellon Bank, Ms. Beth Brown, Three Mellon Bank Center, 34th Floor, Pittsburgh, PA 15258-001 (8%); Kitchen Aid Bermuda, 2000 North #M-63, Benton Harbor, MI 49022 (6%); Treasurer of the State of Illinois, 300 W. Jefferson Level 1, Springfield, IL 62702 (5%).

As of May 9, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Treasury Instruments Fund: Harris Trust & Savings Bank, Attn: Elliott A. Yurman, Mutual Funds Unit-LLE, P.O. Box 71940, Chicago, IL 60694 (34%); Goldman Sachs & Co., 85 Broad Street, New York, NY 10004-2456 (11%); Hilliard Lyons Trust Co., Attn: Carin M. Obye, P.O. Box 32760, Louisville, KY 40232-2760 (11%); Guaranty Bank & Trust Co., Haws & Co., P.O. Box 5847, Denver, CO 80217-5847 (8%); Northern Capital Trust of Fargo, Attn: H. Michael Hardy, P.O. Box 829, Fargo, ND 58107-0829 (7%).

As of May 9, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Government Fund: Turtle & Co., BN-CC, c/o State Street Bank & Trust, P.O. Box 9427, Boston, MA 02209 (11%); Wachovia Bank, 301 N. Church St., NC-31058, Winston Salem, NC 27101-3820 (7%); First Citizens Bank & Trust, 100 Tryon Rd., Raleigh, NC 27603-3526 (6%); and KPMG LLP, Harvey Skolnick-Dir. Of Treasury, 3 Chestnut Ridge Rd., Montvale, NJ 07645-1842 (5%).

As of May 9, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Tax-Free Money Market Fund: Goldman Sachs & Co., 85 Broad Street, New York, NY 10004-2456 (55%); and Commerce Bank of Kansas City, NA, Mr. Mark Andreoli, Senior Vice President, P.O. Box 248, Kansas City, MO 64141 (6%).

As of May 9, 2000, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Federal Fund: Goldman Sachs & Co., 85 Broad Street, New York, NY 10004-2456 (43%); Citibank NA, 11 Wall Street--5th Fl, New York, NY 10043-1000 (5%).

Shareholder and Trustee Liability

Under Delaware law, the shareholders of the Series are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of shareholder liability for acts or obligations of a Series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Portfolio or the Trustees. The Declaration of Trust provides for indemnification by the relevant Series for all loss suffered by a shareholder as a result of an obligation of the Series. The Declaration of Trust also provides that a Series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

In addition to the requirements set forth under Delaware law, the Declaration of Trust provides that shareholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the Series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such investment advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

CUSTODIAN AND SUBCUSTODIAN

State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Series' assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per share of the Series. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.

INDEPENDENT ACCOUNTANTS

For the fiscal year ended December 31, 1999, Arthur Andersen LLP, former independent public accountants, 225 Franklin Place, Boston, Massachusetts 02110, served as auditors of the Series. PricewaterhouseCoopers LLP, independent public accountants, 160 Federal Street, Boston, Massachusetts 02110 have been selected as auditors of the Series of the Trust for the fiscal year ending December 31, 2000. In addition to audit services, PricewaterhouseCoopers LLP will prepare the Trust's federal and state tax returns, and will provide consultation and assistance on accounting, internal control and related matters.

FINANCIAL STATEMENTS

The audited financial statements and related reports of Arthur Andersen LLP, the Trust's former independent public accountants, contained in each Series' 1999 Annual Report are hereby incorporated by reference. A copy of the Annual Report may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Series' Prospectus. No other portions of the Series' Annual Report are incorporated herein by reference.

PricewaterhouseCoopers LLP have been selected as auditors of the Series of the Trust for the fiscal year ending December 31, 2000.

OTHER INFORMATION

The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, service organizations and financial intermediaries ("Intermediaries") in connection with the sale, distribution and/or servicing of shares of the Series. These payments ("Additional Payments") would be in addition to the payments by the Series described in the Series' Prospectuses and this Additional Statement for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an institution's examination of the Series and payments for providing extra employee training and information relating to the Series; "listing" fees for the placement of the Series on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Series; "marketing support" fees for providing assistance in promoting the sale of the Series' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Series. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

As stated in the Prospectuses, the Trust may authorize service organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to an Administration, Distribution, Service or Select Plan described in the Prospectuses and the following sections. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

ADMINISTRATION PLANS
(ILA Administration, FST Administration and FST Preferred Shares Only)

The Trust, on behalf of each ILA Portfolio and Financial Square Fund, has adopted an administration plan with respect to the ILA Administration Shares (the "ILA Administration Plan"), with respect to the FST Administration Shares (the " FST Administration Plan") and with respect to FST Preferred Shares (the "FST Preferred Plan," together with the ILA Administration Plan and the FST Administration Plan, the "Administration Plans") which authorize the ILA Portfolios and Financial Square Funds to compensate service organizations for providing certain account administration services to their customers who are beneficial owners of such shares. Pursuant to the Administration Plans, the Trust, on behalf of each Series, enters into agreements with service organizations which purchase ILA Administration Shares, FST Administration Shares or FST Preferred Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the service organizations may agree to: (a) act, directly or through an agent, as the shareholder of record and nominee for customers, (b) maintain account records for customers who beneficially own ILA Administration Shares, FST Administration Shares or FST Preferred Shares and (c) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions. In addition, with respect to ILA Administration Shares and FST Administration Shares, service organizations may agree to: (a) provide facilities to answer questions and handle correspondence from customers regarding their accounts, and (b) issue, or assist in issuing, confirmations for transactions in Shares by customers. As compensation for such services, the Trust on behalf of each ILA Portfolio and Financial Square Fund pays each service organization an administration fee in an amount up to .15% (on an annualized basis) of the average daily net assets of the ILA Administration Shares of each ILA Portfolio, .25% (on an annualized basis) of the average daily net assets of the FST Administration Shares and .10% (on an annualized basis) of the average daily net assets of the FST Preferred Shares of each Financial Square Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of ILA Administration Shares, FST Administration Shares and FST Preferred Shares should be directed to the owners' service organization.

For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the amount of the administration fees paid by each ILA Portfolio under its ILA Administration Plan to Service Organizations was as follows:

	1999	1998	1997
ILA Prime Obligations
Portfolio	$57,419	$56,195	$117,600

ILA Money Market Portfolio	53,223	482,750	510,535

ILA Treasury Obligations
Portfolio	90,628	134,705	311,981

ILA Treasury Instruments
Portfolio	127,026	146,145	296,919

ILA Government Portfolio	9,844	14,657	66,034

ILA Federal Portfolio	293,344	779,240	1,119,368

ILA Tax-Exempt Diversified
Portfolio	48,148	34,749	119,510

ILA Tax-Exempt California
Portfolio	19,940	1,702	508

ILA Tax-Exempt New York
Portfolio	30,750	34,741	46,589

For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the amount of administration fees paid by each Financial Square Fund under its FST Administration Plan to Service Organizations was as follows:

	1999	1998	1997

FS Prime Obligations Fund	$1,608,204	$832,405	$662,090
FS Money Market Fund	1,171,166	947,740	780,489
FS Treasury Obligations Fund	2,716,747	2,373,198	1,741,440
FS Government Fund	1,241,755	845,644	649,313
FS Tax Free Fund	352,368	360,347	241,784
FS Treasury Instruments Fund(1)	138,125	49,689	3,240
FS Federal Fund(1)	1,541,602	951,754	353,083

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(1) The FST Administration Shares of the FS Treasury Instruments Fund and FS Federal Fund commenced share activity on April 1, 1997.

For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the amount of administration fees paid by each Financial Square Fund under its FST Preferred Plan was as follows:

	1999	1998	1997

FS Prime Obligations Fund	$271,735	$156,506	$181,303
FS Money Market Fund	182,474	76,867	55,349
FS Treasury Obligations Fund	282,021	307,604	107,309
FS Government Fund	193,925	96,834	27,961
FS Tax Free Fund	45,428	93,209	15,965
FS Treasury Instruments Fund(1)	92	0	1
FS Federal Fund(1)	74,134	122,073	66,047

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(1) The FST Preferred Shares of the FS Treasury Instruments Fund and FS Federal Fund commenced share activity on May 30, 1997.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Administration Shares, FST Administration Shares and FST Preferred Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Administration Shares, FST Administration Shares or FST Preferred Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Administration Shares, FST Administration Shares or FST Preferred Shares on behalf of their customers may be required to register as dealers.

The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Administration Plans or the related Service Agreements (the "Non-Interested Trustees"), most recently voted to approve the Administration Plans and Service Agreements at a meeting called for the purpose of voting on such Administration Plans and Service Agreements on April 25, 2000. The Administration Plans and Service Agreements will remain in effect until May 1, 2001 and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

An Administration Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Administration Plan may not be made, unless approved by the Trustees in the manner described above. An Administration Plan may be terminated at any time by a majority of the Non-Interested Trustees as described above or by vote of a majority of the outstanding ILA Administration Shares, FST Administration Shares or FST Preferred Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the

Non-Interested Trustees as described above or by a vote of a majority of the outstanding ILA Administration Shares, FST Administration Shares or FST Preferred Shares of the affected Series on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Administration Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Administration Plans will benefit the Series and holders of ILA Administration Shares, FST Administration Shares and FST Preferred Shares of such Series.

SERVICE PLANS
(ILA Service Shares, ILA Cash Management Shares and FST Service Shares Only)

The Trust has adopted a service plan on behalf of each ILA Portfolio with respect to the ILA Service Shares (the "ILA Service Plan"), the ILA Cash Management Shares (the "Cash Management Shares Service Plan") and on behalf of each Financial Square Fund with respect to the FST Service Shares (the "FST Service Plan" and together with the ILA Service Plan and the Cash Management Shares Service Plan, the "Service Plans") which authorize the Series to compensate service organizations for providing certain account administration and personal account maintenance services to their customers who are or may become beneficial owners of such shares. Pursuant to the Service Plans, the Trust, on behalf of each ILA Portfolio or Financial Square Fund, enters into agreements with service organizations which purchase ILA Service Shares, ILA Cash Management Shares or FST Service Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements the service organizations may agree to: (a) act, directly or through an agent, as the shareholder of record and nominee for customers; (b) maintain account records for customers who beneficially own ILA Service Shares, ILA Cash Management Shares or FST Service Shares; (c) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions; (d) provide facilities to answer questions and handle correspondence from customers regarding their accounts; (e) issue, or assist in issuing, confirmations for transactions in shares by customers; (f) receive and answer investor correspondence, including requests for prospectuses and statements of additional information; (g) display and make prospectuses available on the service organization's premises; (h) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization; (i) act as liaison between customers and the Trust, including obtaining information from the Trust, working with the Trust to correct errors and resolve problems and providing statistical and other information to the Trust; and (j) with respect to the Cash Management Shares Service Plan: (i) provide services to customers intended to facilitate or improve their understanding of the benefits and risks of an ILA Portfolio, (ii) facilitate the inclusion of an ILA Portfolio in investment, retirement, asset allocation, cash management or sweep accounts or similar products or services offered to customers by or through service organizations, (iii) facilitate electronic or computer trading and/or processing in an ILA Portfolio or providing electronic, computer or other database information regarding an ILA Portfolio to customers, and (iv) develop, maintain and support systems necessary to support ILA Cash Management Shares. As compensation for such services,

(a) the Trust on behalf of each ILA Portfolio pays each service organization a service fee in an amount up to .40% (on an annualized basis) of the average daily net assets of the ILA Service Shares of each ILA Portfolio attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets; (b) the Trust on behalf of each ILA Portfolio pays each service organization a service fee in an amount up to .50% (on an annual basis) of the average daily net assets of the ILA Cash Management Shares of each ILA Portfolio attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets; and (c) the Trust, on behalf of each Financial Square Fund, pays each service organization a service fee in an amount up to .50% (on an annualized basis) of the average daily net assets of the FST Service Shares of each Financial Square Fund attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets. The Trust, on behalf of the Series, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of ILA Service Shares, ILA Cash Management Shares and FST Service Shares should be directed to the owners' service organization.

Prior to the date of this Additional Statement, the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio and ILA Federal Portfolio had not offered ILA Cash Management Shares and, accordingly, no fees were paid by these Portfolios to service organizations pursuant to the Cash Management Shares Service Plan.

For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the amount of the service fees paid by each ILA Portfolio then in existence to service organizations pursuant to the ILA Service Plan was as follows:

	1999	1998	1997

ILA Prime Obligations
Portfolio	$417,319	$435,823	$300,300

ILA Money Market Portfolio	1,290,742	144,733	40,053

ILA Treasury Obligations
Portfolio	234,094	324,013	361,567

ILA Treasury Instruments
Portfolio	1,292,984	1,126,342	1,020,955

ILA Government Portfolio	366,922	395,588	342,976

ILA Federal Portfolio	1,110,241	145,279	209,156

ILA Tax-Exempt Diversified
Portfolio	111,352	124,850	102,409

ILA Tax-Exempt California
Portfolio(1)	33,838	0	2

ILA Tax-Exempt New York
Portfolio(1)	0	0	2

(1)ILA Service Share activity commenced operations in 1997.

For the fiscal years ended December 31, 1999 and December 31, 1998, the amount of the service fees paid by each ILA Portfolio then in existence to service organizations pursuant to the Cash Management Shares Service Plan was as follows:

	1999	1998(1)

ILA Prime Obligations
Portfolio	$8	$5

ILA Money Market Portfolio	8	5

ILA Government Portfolio
Portfolio	67	5

ILA Tax-Exempt Diversified
Portfolio	8	5

ILA Tax-Exempt California	8	5
Portfolio

ILA Tax-Exempt New York Portfolio	8	5

(1) ILA Cash Management Shares commenced operations on May 1, 1998.

For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 the amount of service fees paid by each Financial Square Fund to service organizations pursuant to the FST Service Plan was as follows:

	1999	1998	1997

FS Prime Obligations
Fund	$2,388,719	$1,167,952	$707,816

FS Money Market Fund	1,792,922	2,478,988	1,514,944

FS Treasury Obligations Fund	2,620,099	2,019,235	1,201,356

FS Government Fund	3,617,320	3,225,643	2,533,854

FS Tax-Free Fund	275,997	254,984	166,974

FS Treasury Instruments Fund(1)	91,522	97,057	112,501

FS Federal Fund(2)	1,981,259	1,312,961	482,096

(1) FST Service Share activity commenced March 5, 1997.
(2) FST Service Share activity commenced March 25, 1997.

The Trust has adopted each Service Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the service organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plans and described above are not expenses incurred primarily for effecting the distribution of ILA Service Shares, ILA Cash Management Shares or FST Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Service Plans.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Service Shares, ILA Cash Management Shares or FST Service Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Service Shares, ILA Cash Management Shares or FST Service Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Service Shares, ILA Cash Management Shares or FST Service Shares on behalf of their customers may be required to register as dealers.

The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Plans or the related Service Agreements, most recently voted to approve the Service Plans and Service Agreements at a meeting called for the purpose of voting on such Service Plans and Service Agreements on April 25, 2000, except with respect to the Cash Management Shares Service Plan and related Service Agreement as it relates to the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio and ILA Federal Portfolio. With respect to the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio and ILA Federal Portfolio, the Cash Management Shares Service Plan and related Service Agreements were initially approved by the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Cash Management Shares Service Plan and related Service Agreements, at a meeting called for the purposes of voting on such Service Plan and related Service Agreement on August 1, 2000. The ILA Service Plan and FST Service Plan and Service Agreements will remain in effect until May 1, 2001, and the ILA Cash Management Service Plan and Service Agreements will remain in effect until April 30, 2001. The Service Plans and Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

A Service Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the ILA Service Shareholders, ILA Cash Management Shareholders or FST Service Shareholders of the affected Series, and all material amendments of a Plan must also be approved by the Trustees in the manner described above. A Service Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding ILA Service Shares, ILA Cash Management Shareholders or FST Service Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding ILA Service Shares, ILA Cash Management Shareholders or FST Service Shares of the affected Series on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Service Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Plans will benefit the Series and holders of ILA Service Shares, ILA Cash Management Shares and FST Service Shares of such Series.

SELECT PLAN
(FST Select Shares Only)

The Trust, on behalf of the FS Prime Obligations, FS Money Market, FS Treasury Obligations, FS Treasury Instruments, FS Government, FS Federal and FS Tax-Free Funds has adopted a select plan with respect to the FST Select Shares (the "FST Select Plan ") which authorizes the Financial Square Funds to compensate service organizations for providing certain account administration services to their customers who are beneficial owners of such shares. Pursuant to the Select Plan, the Trust, on behalf of such Series, enters into agreements with service organizations, which purchase FST Select Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the service organizations may agree to: (a) act, directly or through an agent, as the shareholder of record and nominee for customers, (b) maintain account records for customers who beneficially own FST Select Shares, and (c) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions. As compensation for such services, the Trust on behalf of each Financial Square Fund pays each service organization an administration fee in an amount up to .03 of 1% (on an annualized basis) of the average daily net assets of the FST Select Shares of each Financial Square Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Select Shares should be directed to the owners' service organizations.

FST Select Shares commenced operations on January 31, 2000.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Select Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in FST Select Shares. In addition, under some state securities laws, banks and other financial institutions purchasing FST Select Shares on behalf of their customers may be required to register as dealers.

The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Select Plan or the related Service Agreements (the " Non-Interested Trustees"), most recently voted to approve the Select Plan and Service Agreements at a meeting called for the purpose of voting on the Select Plan and Service Agreements on April 25, 2000. The FST Select Plan and Service Agreements will remain in effect until May 1, 2001. The Select Plan and Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

The Select Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Plan may not be made, unless approved by the Trustees in the manner described above. The Select Plan may be terminated at any time by a majority of the Non-Interested Trustees as described above or by vote of a majority of the outstanding FST Select Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-Interested Trustees as described above or by a vote of a majority of the outstanding FST Select Shares of the affected Series on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Select Plan are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Select Plan will benefit the Series and holders of FST Select Shares of such Series.

DISTRIBUTION AND SERVICE PLANS

Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted distribution and service plans pursuant to Rule 12b-1 under the Act with respect to ILA Class B and Class C Shares on behalf of the ILA Prime Obligations Portfolio (the "Distribution and Service Plans").

The Distribution and Service Plans were most recently approved on April 25, 2000 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Distribution and Service Plans (the "Non-Interested Trustees"), cast in person at a meeting called for the purpose of approving the Distribution and Service Plans.

The compensation payable under the Distribution and Service Plans may not exceed 0.75% per annum of the average daily net assets attributable to ILA Class B and Class C Shares, respectively, of the ILA Prime Obligations Portfolio.

Under the Distribution and Service Plans for ILA Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund's average daily net assets attributable to ILA Class B or Class C Shares.

The Distribution and Service Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. The distribution fees received by Goldman Sachs under the Distribution and Service Plans and CDSC on ILA Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of ILA Class B Shares. Goldman Sachs may also pay up to the entire amount of its fee under the Class C Distribution and Service Plan to service organizations or other institutions for providing services in connection with the sale of Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing ILA Class B Shares and Class C Shares. If such fees exceed Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements.

For the fiscal year ended December 31, 1999, the amount of distribution and service fees paid by the ILA Prime Obligation Portfolio's Class B Shares to Goldman Sachs was $163,044. For the fiscal year ended December 31, 1999, the amount of distribution and service fees paid by the ILA Prime Obligations Portfolio's Class C Shares to Goldman Sachs was $66,091.

For the fiscal year ended December 31, 1998, the amount of distribution and service fees paid by the ILA Prime Obligation Portfolio's Class B Shares to Goldman Sachs was $59,917. For the fiscal year ended December 31, 1998, the amount of distribution and service fees paid by the ILA Prime Obligations Portfolio's Class C Shares to Goldman Sachs was $43,200.

For the fiscal year ended December 31, 1997, the amount of distribution fees paid by the ILA Prime Obligations Portfolio's Class B Shares to Goldman Sachs was $4,635. For the fiscal year ended December 31, 1997, the amount of services fees paid by the ILA Prime Obligations Portfolio's Class B Shares to Goldman Sachs was $1,545.

For the fiscal year ended December 31, 1997, the amount of distribution fees paid by the ILA Prime Obligations Portfolio's Class C Shares to Goldman Sachs was $784. For the fiscal year ended December 31, 1997, the amount of service fees paid by the ILA Prime Obligations Portfolio's Class C Shares to Goldman Sachs was $261.

During the fiscal year ended December 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution activities under the Distribution and Service Plan of the ILA Prime Obligations Portfolio with respect to ILA Class B Shares and ILA Class C Shares, respectively: compensation to dealers, $145,109 and $80,608; compensation and expenses of the

Distributor and its sales personnel, $4,695 and $1,756; allocable overhead, telephone and travel expenses, $5,082 and $1,900; printing and mailing of prospectuses to other than current shareholders, $169 and $63; and preparation and distribution of sales literature and advertising, $827 and $309. These amounts reflect expenses incurred by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Distribution and Service Plan. The payments under the Distribution and Service Plan were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis. Compensation to dealers includes advance commissions paid to dealers of 4% on ILA Class B Shares and 1% on ILA Class C Shares which are considered deferred assets and amortized over a period of 6 years with respect to ILA Class B Shares and one year with respect to ILA Class C Shares. The amounts presented above reflect amortization expense recorded during the period presented.

The Distribution and Service Plans will remain in effect until May 1, 2001 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution and Service Plans. The Distribution and Service Plans may not be amended to increase materially the amount of distribution compensation described therein as to a particular Portfolio without approval of a majority of the outstanding Class B or Class C Shareholders, as applicable, of the affected Portfolio and Share class. All material amendments to the Distribution and Service Plans must also be approved by the Trustees of the Trust in the manner described above. The Distribution and Service Plans may be terminated at any time without payment of any penalty by a vote of the majority of the Non-Interested Trustees or by vote of a majority of the Class B or Class C Shares, as applicable, of the applicable Portfolio. If the Distribution and Service Plans were terminated by the Trust's Board of Trustees and no successor plan were adopted, the Series would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures. So long as the Distribution and Service Plans are in effect, the selection and nomination of non-interested Trustees will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that in their judgment there is a reasonable likelihood that the Distribution and Service Plans will benefit the applicable Series and their respective Shareholders.

Distribution Plan. As described in the Prospectus, the Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Act with respect to ILA Cash Management Shares on behalf of each ILA Portfolio (the "Cash Management Shares Distribution Plan").

The Cash Management Shares Distribution Plan was most recently approved on April 25, 2000 on behalf of each ILA Portfolio (except the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio and ILA Federal Portfolio) by a majority vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Cash Management Shares Distribution Plan (the "Non-Interested Trustees"), cast in person at a meeting called for the purpose of approving the Cash Management Shares Distribution Plan. The Cash Management Shares Distribution Plan was initially approved with respect to the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio and ILA Federal Portfolio on August 1, 2000 by a

majority vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Cash Management Shares Distribution Plan (the " Non-Interested Trustees"), cast in person at a meeting called for the purpose of approving the Cash Management Shares Distribution Plan.

The compensation payable under the Cash Management Shares Distribution Plan may not exceed 0.50% per annum of the average daily net assets attributable to ILA Cash Management Shares of the ILA Portfolios. As of the date of this Additional Statement, Goldman Sachs was voluntarily limiting a portion of the fees payable under the Plan. Goldman Sachs may modify or discontinue such limitation in the future at its discretion.

For the fiscal years ended December 31, 1999 and December 31, 1998, the amount of distribution fees paid by the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio to Goldman Sachs pursuant to the Cash Management Shares Distribution Plan was $1 and $0, $1 and $0, $9 and $0, $1 and $0, $1 and $0 and $1 and $0, respectively. Prior to the date of this Additional Statement, the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio and ILA Federal Portfolio had not offered ILA Cash Management Shares and, accordingly, no fees were paid by these Portfolios to Goldman Sachs pursuant to the Cash Management Shares Distribution Plan.

Goldman Sachs may pay up to the entire amount of its fee under the Cash Management Shares Distribution Plan to service organizations or other institutions for providing services in connection with the sale of ILA Cash Management Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing ILA Cash Management Shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

The Cash Management Shares Distribution Plan is a compensation plan which provides for the payment of a specified distribution fees without regard to the distribution expenses actually incurred by Goldman Sachs. If the Cash Management Shares Distribution Plan was terminated by the Trust's Board of Trustees and no successor plan were adopted, the ILA Portfolios would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures. However, Goldman Sachs does not intend to make expenditures for which it may be compensated under the Cash Management Shares Distribution Plan at a rate that materially exceeds the rate of compensation received under the Plan.

The Cash Management Shares Distribution Plan will remain in effect until April 30, 2001 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Board of Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan. The Cash Management Shares Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein as to a particular Series without approval of a majority of the outstanding ILA Cash Management Shareholders of that Portfolio. All material amendments to the Distribution Plan must also be approved by the Board of Trustees of the Trust in the manner described above. The Cash Management Shares Distribution Plan may be terminated at any time without payment of any penalty by a vote of the majority of the Non-Interested Trustees or by vote of a majority of the ILA Cash Management Shares of the applicable Portfolio. So long as the Cash Management Shares Distribution Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that in their judgment there is a reasonable likelihood that the Cash Management Shares Distribution Plan will benefit the applicable Portfolios and their respective Shareholders.

APPENDIX A

Short-Term Debt Credit Ratings

A Standard & Poor's short-term issue credit rating is generally a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for short-term debt:

"A-1" - The highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial short-term debt:

"Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch short-term ratings apply to debt obligations that have a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - The highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

"TBW-1" - The highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

"TBW-2" - The second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor's for corporate and municipal long-term debt (ratings from "AA" through "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories):

"AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt (Numerical modifiers 1, 2 and 3 are applied in each generic rating classification from "Aa" through "Baa". The modifier 1 indicates that the obligations ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category):

"Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

"A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following summarizes the ratings used by Fitch for corporate and municipal bonds (Ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories):

"AAA" - Considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson Financial BankWatch for long-term debt ratings (The ratings may include a plus (+) or minus (-) sign designation which indicates where within the respective category the issue is placed):

"AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

"AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

"A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

"BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Additional Municipal Note Ratings

A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

"MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Fitch uses the ratings described under Short-Term Debt Credit Ratings and Corporate and Municipal Long-Term Debt Ratings for municipal notes.

Appendix B

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find the limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

The dedication of our people to the firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

i With thirty-seven offices worldwide Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

i The number one underwriter of all international equity issues from 1989-1997.

i The number one lead manager of U.S. common stock offerings for the past nine years (1989-1997).*

i The number one lead manager for initial public offerings (IPOs) worldwide (1989-1997).

* Source: Securities Data Corporation. Common stock ranking excludes REITs, Investment Trusts and Rights.

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE
1869	Marcus Goldman opens Goldman Sachs

1890	Dow Jones Industrial Average first published

1896	Goldman, Sachs & Co. joins New York Stock Exchange

1906	Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

Dow Jones Industrial Average tops 100

1925	Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956	Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970	Goldman, Sachs & Co. opens London office

1972	Dow Jones Industrial Average breaks 1000

1981	Enters money market mutual fund business for institutional clients

1986	Goldman, Sachs & Co. takes Microsoft public

1988	Goldman Sachs Asset Management is formally established

1991	Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995	Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

Dow Jones Industrial Average breaks 5000

1996	Goldman, Sachs & Co. takes Deutsche Telekom public

Dow Jones Industrial Average breaks 6000

1997	Dow Jones Industrial Average breaks 7000

Goldman Sachs Asset Management increases assets under management by 100% over 1996

1998	Goldman Sachs Asset Management reaches $195.5 billion in assets under management

Dow Jones Industrial Average breaks 9000

1999	Goldman Sachs becomes a public company